                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                         INTEGRATED ORTHOPAEDICS, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 11, 1997

To the Shareholders of Integrated Orthopaedics, Inc.:

  A Special Meeting of Shareholders of Integrated Orthopaedics, Inc. (the "Company") will be held at the Company's offices located at 5858 Westheimer, Suite 500, Houston, Texas 77057, at 9:00 a.m., local time, February 11, 1998 for the following purposes:

    1. To consider and act upon a proposal to adopt the Company's 1997 Long Term Incentive Plan pursuant to which 2,500,000 shares of the Company's Common Stock would be available for issuance;

    2. To consider and act upon a proposed adjustment to the terms of the Company's Series B Preferred Stock and related Company Warrants with respect to their respective conversion and exercise prices; and

    3. To transact such other business as may properly come before the meeting.

  Holders of record of the Company's Common Stock and Series A Preferred Stock (and with respect to the proposal regarding the 1997 Long Term Incentive Plan, the Series B Preferred Stock) at the close of business on December 17, 1997 will be entitled to notice of and vote at the meeting.

                                          By order of the Board of Directors

                                          JEFFERSON R. CASEY, Secretary

Houston, Texas
Dated: January [15], 1998

Please mark, date and sign the enclosed proxy card and return it in the enclosed addressed envelope at your earliest convenience, thereby saving the Company the expense of further solicitation of proxies. Shareholders planning to attend the Special Meeting in person are requested to mark the appropriate box on the enclosed Proxy.

                         INTEGRATED ORTHOPAEDICS, INC.
                          5858 WESTHEIMER, SUITE 500
                             HOUSTON, TEXAS 77057

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Integrated Orthopaedics, Inc. (the "Company") of the enclosed proxy (the "Proxy") to be used at a Special Meeting of Shareholders (the "Special Meeting") and at any adjournments thereof for the purposes of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting is to be held at the Company's offices located at 5858 Westheimer, Suite 500, Houston, Texas 77057, at 9:00 a.m., local time, on Wednesday, February 11, 1998. This Proxy Statement and the Proxy were first sent or given to the Company's shareholders on or about January [15], 1998.

  Only shareholders of record on December 17, 1997 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

  The Proxy, if properly executed and returned, will be voted (or withheld or abstained from voting) according to the choices specified therein. The Proxy will be voted in favor of each proposal described therein unless a choice is indicated to vote against or to abstain from voting on any specific proposal.

  The Proxy may be revoked (i) by providing written notice of such revocation to Continental Stock Transfer & Trust Company, 2 Broadway, 19th floor, New York, NY 10004, if such notice is received prior to 5:00 P.M., New York City time on Thursday, February 5, 1998, or (ii) by attendance at the meeting and voting in person.

                                 VOTE REQUIRED

  The Common Stock, par value $.001 (the "Common Stock"), the Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") and the Series B Convertible, Non-Redeemable Preferred Stock (the "Series B Preferred Stock") are the only voting securities of the Company. As of the Record Date, there were (i) 5,510,374 shares of Common Stock issued, 5,496,541 shares outstanding and 13,833 shares held in treasury, (ii) 25,226 shares of the Series A Preferred Stock issued and outstanding, and (iii) 250,000 shares of the Series B Preferred Stock issued and outstanding. With respect to Proposal 1 regarding the 1997 Long Term Incentive Plan, the presence, in person or by proxy, of a majority of the votes represented by the aggregate of the outstanding shares of Common Stock, the Series A Preferred Stock (on an as-converted basis) and the Series B Preferred Stock (on an as-converted basis) on the Record Date, voting together as a single class, is necessary to constitute a quorum at the meeting. With respect to Proposal 2 regarding the amendments to the terms of the Series B Preferred Stock and related Warrants, the presence, in person or by proxy, of a majority of the votes represented by the aggregate of the outstanding shares of Common Stock and the Series A Preferred Stock (on an as-converted basis) on the Record Date, voting together as a single class, is necessary to constitute a quorum at the meeting. Holders of the Series B Preferred Stock are not entitled to vote on Proposal 2. Each holder of Common Stock is entitled to one vote for each share of Common Stock owned on the Record Date. Each holder of Series A Preferred Stock is entitled to approximately 32.2 votes for each share of Series A Preferred Stock owned on the Record Date. Each holder of Series B Preferred Stock is entitled to approximately 16.7 votes for each share of Series B Preferred Stock owned on the Record Date. Assuming the presence of a quorum for each matter, the affirmative vote of the holders of at least a majority of the votes represented and entitled to vote on the respective proposals at the meeting is required for approval of Proposals 1 and 2 (noting that the holders of the Series B Preferred Stock are not entitled to vote on Proposal 2). With regard to Proposal 2, holders of approximately 51.2% of the outstanding votes of persons entitled to vote have agreed to vote in favor of Proposal 2 and, therefore, approval of such matters is assured.

  Proxies are being tallied by Continental Stock Transfer & Trust for shareholders who are not present at the Special Meeting. A panel of three judges appointed by the Company will tabulate the shares which are voted by

Proxy and in person at the Special Meeting. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast or proposals presented to shareholders, whereas broker non-votes are not counted for the purposes of determining whether a proposal has been approved.

                                  PROPOSAL 1
             PROPOSAL TO APPROVE THE 1997 LONG TERM INCENTIVE PLAN

  The Board of Directors has adopted, subject to shareholder approval, the 1997 Long Term Incentive Plan, the text of which is attached as Annex A to this Proxy Statement (the "1997 Incentive Plan"). Unless the 1997 Incentive Plan is approved by the Shareholders within twelve (12) months after June 30, 1997, the 1997 Incentive Plan and any Stock Agreements, Options and Rights (as hereinafter defined) granted thereunder shall terminate. The material features of the 1997 Incentive Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1997 Incentive Plan attached as Annex A hereto.

GENERAL

 Purpose

  The Company desires to afford certain of its key employees, the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, its directors and certain consultants who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees, directors and consultants, an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

 Eligibility

  Incentive Options (as hereinafter defined) may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company. Subject to certain exceptions, Restricted Shares, Options and Rights (as hereinafter defined) may be granted to any salaried key employee, director or consultant or advisor of the Company or of any subsidiary corporation or parent corporation of the Company (such persons referred to herein collectively as "employees").

 Types of Options

  The 1997 Incentive Plan authorizes the granting of incentive stock options ("Incentive Options"), nonqualified stock options ("Nonqualified Options"), stock appreciation rights ("Rights") and awards of shares of Common Stock ("Restricted Shares"). Incentive Options and Non-qualified Options are collectively referred to herein as "Options."

 Shares of Common Stock Subject to the 1997 Incentive Plan

  The total number of shares of Common Stock of the Company which may be issued pursuant to the 1997 Incentive Plan, purchased pursuant to the exercise of Options granted under the 1997 Incentive Plan or acquired pursuant to the exercise of Rights granted under the 1997 Incentive Plan shall not exceed, in the aggregate, two million five hundred thousand (2,500,000) shares (the "Shares") of the authorized Common Stock. The aggregate number of shares as to which restrictions shall lapse in any fiscal year of the Company shall not exceed two million five hundred thousand (2,500,000), and the aggregate number of Shares which may be awarded as Restricted Shares or with respect to which Options or Rights may be granted to any one employee pursuant to the 1997 Incentive Plan shall not exceed two million five hundred thousand (2,500,000). Shares which are subject to Rights and related Options shall be counted only once in determining whether the maximum number of Shares which may be purchased or awarded under the 1997 Incentive Plan has been exceeded. If and the extent that

Options or Rights granted under the 1997 Incentive Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights shall again become available for award under the 1997 Incentive Plan.

 Administration

  The Board of Directors (or a committee thereof composed solely of two or more non-employee directors) shall administer the 1997 Incentive Plan. Subject to express provisions of the 1997 Incentive Plan, the Board of Directors (or a committee thereof) shall have authority, in its discretion, to determine the employees to whom Restricted Shares, Options or Rights shall be granted, the time when such Restricted Shares, Options or Rights shall be granted, the number of Restricted Shares to be awarded and the number of Shares which shall be subject to each Option or Right, the purchase price or exercise price of each Restricted Share, Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), the restrictions to be applicable to Restricted Shares and the other terms and provisions thereof (which need not be identical).

  Subject to express provisions of the 1997 Incentive Plan, the Board of Directors (or a committee thereof) also shall have authority to construe the 1997 Incentive Plan and the Stock Agreements (as hereinafter defined), Options and Rights granted thereunder, to amend the 1997 Incentive Plan and the Stock Agreements, Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the 1997 Incentive Plan, to determine the terms and provisions of the respective Stock Agreements (which need not be identical), Options (which need not be identical) and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the 1997 Incentive Plan. The Board of Directors (or a committee thereof) also shall have the authority to require, in its discretion, as a condition of the granting of any such Restricted Share, Option or Right, that the employee agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the award of Restricted Shares, Options or Rights for a period of six (6) months following the lapse of restrictions on such Shares or the date of acquisition of such Shares and (ii) that in the event of termination of employment of such employee, such employee shall have 30 calendar days from the date of termination to exercise vested Options. Under certain circumstances, the Board has the right to modify certain terms of a granted Option or Right, including, without limitation, the right to extend the period for exercise of an Option or Right for not more than 24 months after an employee participant's termination of employment.

  The determination of the Board of Directors (or a committee thereof) on matters with respect to administration referred to herein shall be conclusive.

 Vesting of Options

  Options granted under the 1997 Incentive Plan will vest 100% on the fifth anniversary of the date of grant; provided, however, that vesting may occur at an earlier date if certain criteria are met ("Accelerated Vesting"). Accelerated Vesting shall occur at the rate of 25% for each 50 physicians added to the Company's network following the date of grant of the Option. For each 50 physicians added to and practicing in the Company's network after the date of grant to a participant in the 1997 Incentive Plan, 25% of the Options of such participant shall be vested (e.g., no Accelerated Vesting for 0-49 physicians added, Accelerated Vesting for 25% of the participant's Options for 50-99 physicians added, Accelerated Vesting for an additional 25% (for a total of 50%) of the participant's Options for 100-149 physicians added, etc.). Accelerated Vesting is subject to certain conditions such as continued employment.

 Nontransferability of Options and Rights

  Neither an Option nor a Right granted under the 1997 Incentive Plan shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right shall be exercisable, during the lifetime of the holder, only by such holder.

 Restricted Shares and Restrictions on Transfer

  The Board of Directors (or a committee thereof) shall grant awards of Restricted Shares under the 1997 Incentive Plan in accordance with the terms and conditions set forth in an agreement between the Company and the employee (a "Stock Agreement"). Each Stock Agreement shall contain such individual and corporate performance goals, restrictions, terms and conditions as the Board of Directors (or a committee thereof) may require, including without limitation the price, if any, which an employee shall be required to pay for the Shares.

  Generally, unless and until any restrictions on the Shares shall have lapsed, an employee shall have no right to sell, transfer, assign, gift, place in trust, or otherwise dispose of, or pledge, grant a security interest in, or otherwise encumber, any such Shares, and any such attempted disposition or encumbrance shall be void and unenforceable against the Company. An employee shall be entitled to exercise and enjoy all other rights and entitlements of ownership of Shares, including by way of illustration and not limitation, the right to vote on matters which come before shareholders of the Company and the right to receive dividends, whether or not such Shares are subject to the aforesaid restrictions or are held in custody. Notwithstanding the foregoing, an employee or other participant shall have no voting rights as a shareholder of the Company as a result of holding Options or Rights.

 Exercise Price of Options

  The Incentive Options may not be granted with an exercise price per share that is less than the fair market value of the Common Stock at the date of grant. The Nonqualified Options may be granted with any exercise price determined by the Board of Directors (or a committee thereof).

 Payment of Exercise Price

  The exercise price of an Option may be paid in cash, by certified check, delivery of already owned Common Stock having a fair market value equal to the exercise price or by delivering to the Company an executed promissory note (under such terms as the Board of Directors, in its sole discretion, may determine); provided, however, that the principal amount of such note shall not exceed ninety percent (90%) of the aggregate purchase price for the Shares then being purchased pursuant to the exercise of such Option. One purpose for permitting delivery of Common Stock in full or partial payment of the exercise price is to make it possible for the optionee to exercise his Option without the need for the sale of Common Stock already owned, which sale could result in incurring capital gain (or loss) for federal income tax purposes or potential Section 16(b) liability under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 Exercisability of Options

  The Board of Directors in its sole discretion may limit the optionee's right to exercise all or any portion of an Option until one or more dates subsequent to the date of grant. The Board of Directors also has the right in its sole discretion to accelerate the date on which all or any portion of the Option may be exercised.

 Stock Appreciation Rights

  A Right may be granted in tandem with an Option or as a freestanding award. A Right permits the holder to receive the number of Shares having an aggregate value of the Company's shares subject to the Right over the grant price of the Right (which may not be less than one hundred percent (100%) of the fair market value of such underlying Shares at the time of grant). If the Right is granted in tandem with an Option, exercise of the Right cancels the related Option to the extent of such exercise. Rights may authorize the optionee to settle the Right in cash. The provisions of Rights with respect to exercisability upon termination or death of the grantee, as well as forfeiture, are substantially the same as for Options.

 Expiration of Options

  The expiration date of an Option will be determined by the Board of Directors (or a committee thereof) at the time of the grant, subject to the terms of the 1997 Incentive Plan, but in no event will an Option be exercisable after the expiration of ten (10) years from the date of grant of the Option.

  If an optionee's employment is terminated for cause, all rights of such optionee under the 1997 Incentive Plan cease and the Options granted to such optionee become null and void for all purposes. The 1997 Incentive Plan further provides that in most cases an Option must be exercised by the optionee within 30 days after the termination of an optionee's employment with the Company (for any reason other than termination for cause, mental or physical disability or death), if and to the extent such Option was exercisable on the date of such termination; provided, however, under certain circumstances, the exercise period may be extended by the Board of Directors for a period not to exceed 24 months.

  Generally, if an optionee's termination of employment is due to mental or physical disability, the optionee will have the right to exercise the Option (to the extent otherwise exercisable on the date of termination) for a period of one year from the date on which the optionee suffers the mental or physical disability. If an optionee dies while actively employed by the Company, the Option may be exercised (to the extent otherwise exercisable on the date of death) within one year of the date of optionee's death by the optionee's legal representative or legatee.

 Expiration of the 1997 Incentive Plan

  The 1997 Incentive Plan will expire on June 29, 2007.

 Adjustments

  The 1997 Incentive Plan provides for adjustments to the number of Shares under which the Options may be granted, to the number of Shares subject to outstanding Options and to the exercise price of such outstanding Options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock or other like change in the capital structure of the Company.

 Amendments

  The Board of Directors may amend, suspend or terminate the 1997 Incentive Plan or any Option at any time subject to shareholder approval in certain instances, provided that such action may not, without the consent of the optionee, substantially impair the rights of an optionee under an outstanding Option.

 Registration

  The Company anticipates registering the shares issuable pursuant to the exercise of Options with the Securities & Exchange Commission in 1998 upon the approval of Proposal 1.

 Value of Awards Granted

  Although the Company is not able to determine the benefits to be received by participants under the 1997 Incentive Plan since awards thereunder are generally discretionary, subject to the approval of the 1997 Incentive Plan by the Company's shareholders, the Company has granted the following Options during 1997:

                               NEW PLAN BENEFITS

                                                     STOCK OPTIONS(1) VALUE(2)
                                                     ---------------- --------
      Jose E. Kauachi*..............................      50,000            (3)
      Ronald E. Pierce*.............................     350,000            (3)
      Kerry N. Lowery...............................      75,000            (3)
      Jefferson R. Casey............................      13,750            (3)
      Executive Officer Group.......................     438,750            (3)
      Non-Executive Director Group..................      74,000            (4)
      Non-Executive Officer Employee Group..........     324,500            (5)

--------
 * Mr. Kauachi served as the Company's Chief Executive Officer through December 12, 1997. On December 12, 1997, Mr. Pierce became Chief Executive Officer of the Company.
(1) Options awarded pursuant to the 1997 Incentive Plan prior to the date hereof are specifically subject to the shareholder approval of the 1997 Incentive Plan as provided herein. None of the presently outstanding Options are presently exercisable. All such Options have an exercise price equal to the fair market value of the Common Stock on the date of grant of such Options.
(2) Value is based on a market value of $    per share for the Common Stock,
    calculated as the average closing price of the Company's Common Stock on the American Stock Exchange for the five trading day period ended January 13, 1998.
(3) All Options were granted on June 30, 1997, with an exercise price of $5.13 per share, and terminate ten years after the date of grant.
(4) Options for 62,000 shares were granted on June 30, 1997 (with an exercise price of $5.13 per share) and Options for 12,000 shares were granted on October 6, 1997 (with an exercise price of $8.25 per share). All Options terminate ten years after the date of grant.
(5) Options were granted on various dates from June 30, 1997 through December 1, 1997, with exercise prices ranging from $5.13 per share to $8.38 per share. All Options terminate ten years after the date of grant.

 Shareholder Approval

  Approval of the 1997 Incentive Plan by shareholders is required as a condition for qualifying the Incentive Options as such under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, shareholder approval of the 1997 Incentive Plan is required by the American Stock Exchange ("AMEX") as a condition for listing additional Common Stock that may be issued upon exercise of Options.

FEDERAL INCOME TAX CONSEQUENCES

 Exercise of Nonqualified Options and Subsequent Sale of Stock

  Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. The holder of a Nonqualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case) not in excess of the related personal tax liabilities, (ii) tendering Shares previously issued pursuant to the exercise of an Option or Right or other shares of the Company's Common Stock owned by the holder, or (iii) combining any or all of the foregoing options in any fashion.

 Exercise of Incentive Options and Subsequent Sale of Stock

  The exercise of an Incentive Option will not be taxable to the optionee, and the Company will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of incentive stock options under the Code, the optionee may not dispose of the shares of Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of an Option within the required holding period for incentive stock options under the Code will be a disqualifying disposition of the surrendered shares. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of a qualifying Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the Option.

  If an Option that was intended to be an incentive stock option under the Code does not qualify for favorable incentive stock option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Common Stock at the time of the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

  Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value on the date of exercise of the shares of Common Stock received over the exercise price. If, however, an optionee disposes of Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

 Approval

  Assuming the presence of a quorum, the proposal to approve the 1997 Incentive Plan adopted by the Board of Directors of the Company requires the approval by the holders of a majority of the votes represented by the shares of Common Stock, the Series A Preferred Stock (on an as-converted basis) and the Series B Preferred Stock (on an as-converted basis) represented and voting in person or by proxy at the Special Meeting. Proxies will be voted for or against such proposal in accordance with specifications marked thereon, and, if no specification is made, will be voted in favor of such proposal.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 1997 INCENTIVE PLAN.

                                  PROPOSAL 2

        PROPOSAL TO APPROVE ADJUSTMENTS TO THE CONVERSION PRICE OF THE SERIES B PREFERRED STOCK AND THE EXERCISE PRICE OF THE RELATED WARRANTS

  On December 12, 1997, the Company received gross proceeds of $25,000,000 in connection with the issuance to FW Integrated Orthopaedics Investors, L.P. and FW Integrated Orthopaedics Investors II, L.P. (collectively, the "Series B Investors") of an aggregate of 250,000 shares of Series B Preferred Stock and Warrants to obtain shares of Common Stock (the "Warrants"). The Warrants are not presently vested and have no exercise rights upon the initial issuance, but rather vest after December 31, 1999, subject to certain adjustments. Pursuant to the terms of the Warrants, the Company may cause expiration of some or all Warrants before they have vested by achieving certain annual financial performance criteria through the year 1999. If any of the Warrants actually vest, the Warrants may be exercised only during the five-year period beginning on July 1, 2000 and ending on July 1, 2005. In connection with such transaction, both the conversion price terms of the Series B Preferred Stock and the exercise price terms of the Warrant provided for further adjustment upon the approval of the Company's shareholders.

  Pursuant to the current conversion terms of the Series B Preferred Stock, each share is convertible into the number of shares Common Stock that results from dividing the liquidation value for such share of the Series B Preferred Stock ($100 per share plus any accrued but unpaid dividends) by the conversion price for the Series B Preferred Stock in effect at the time of conversion (the "Conversion Price"). The Conversion Price is currently $6.00 per share; provided, however, upon the approval of this Proposal 2 by the Company's shareholders, the exercise price shall be adjusted to be the lesser of (i) $6.00 per share, (ii) the average closing sales price of the Common Stock for
the twenty trading days immediately following December 12, 1997 ($     ) and
(iii) the average closing sales price of the Common Stock for the twenty trading days immediately preceding the applicable date of conversion of the Series B Preferred Stock. As a result, upon approval by the shareholders of such adjustment, the highest Conversion Price for the Series B Preferred Stock would be [$6.00] per share and there would be no restriction on the lowest Conversion Price.

  With respect to the terms of the Warrants, the exercise price per share of Common Stock to be received upon exercise of the Warrants (the "Exercise Price") is presently $8.00 per share; provided, however, upon the approval of this Proposal 2 by the Company's shareholders, the Exercise Price shall be adjusted to be the lesser of (i) $8.00 per share, (ii) the average closing sales price of the Common Stock for the twenty trading days immediately prior
to the December 12, 1997 ($     ), (iii) the average closing sales price of
the Common Stock for the twenty trading days immediately following December
12, 1997 ($     ), (iv) the average closing sales price of the Common Stock for the twenty trading days immediately following public disclosure of the Company's earnings for calendar year 1998 and (v) the average closing sales price of the Common Stock for the twenty trading days immediately following public disclosure of the Company's earnings for calendar year 1999. As a result, upon the approval by the shareholders of such adjustment, the highest Exercise Price for the Warrants would be [$8.00] per share and there would be no restriction on the lowest Exercise Price.

  Both the Conversion Price and the Exercise Price are subject to further antidilution adjustments in addition to the market adjustments described above. The further dilution adjustments for the Conversion Price are set forth in the Certificate of Designations, Rights and Preferences of Series B Convertible, Non-Redeemable Preferred Stock of the Company attached as Annex B to this Proxy Statement. The further dilution adjustments for the Exercise Price are set forth in the Warrant Agreement attached as Annex C to this Proxy Statement.

  Since the market price adjustments for the Conversion Price and the Exercise Price would allow, in the event of certain adverse market conditions, for the Conversion Price and/or Exercise Price to be below the $6.00 market value of the Common Stock at the time the Company negotiated the subject transaction with the Series B Investors, the AMEX has required that the Company obtain the approval of its shareholders (excluding the holders of the Series B Preferred Stock, who are not entitled to vote) regarding the Conversion Price and Exercise Price adjustments described above. The Series B Investors, as a condition to consummating the transaction, obtained the agreement of certain of the Company's shareholders holding approximately 51.2% of the outstanding votes of persons entitled to vote on Proposal 2 to vote in favor of Proposal 2 and, therefore, approval of this Proposal 2 is assured.

 Approval

  Assuming the presence of a quorum, the proposal to approve the adjustments to the terms of the Series B Preferred Stock and the Warrants regarding the Conversion Price and Exercise Price requires the approval by the holders of a majority of the votes represented by the shares of Common Stock and the Series A Preferred Stock represented and voting in person or by proxy at the Special Meeting. Holders of the Series B Preferred Stock are not entitled to vote with respect to this Proposal 2. As indicated above, however, the Series B Investors, as a condition to consummating the transaction, obtained the agreement of certain of the Company's shareholders holding approximately 51.2% of the outstanding votes of persons entitled to vote on Proposal 2 to vote in favor of Proposal 2 and, therefore, approval of this Proposal 2 is assured. Proxies will be voted for or against such proposal in accordance with specifications marked thereon, and, if no specification is made, will be voted in favor of such proposal.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADJUST THE CONVERSION PRICE OF THE SERIES B PREFERRED STOCK AND THE EXERCISE PRICE OF THE WARRANTS.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

  On December 17, 1997, there was no person who owned of record, and none were known to the Company to own beneficially, more than 5% of the Common Stock, except as set forth below.

                                                       AMOUNT AND
                                                       NATURE OF        PERCENT
       NAME AND ADDRESS OF BENEFICIAL OWNERS        BENEFICIAL OWNER    OF CLASS
       -------------------------------------        ----------------    --------
Sharon Ann Donovan................................. 1,294,850 shares(a)   22.9%
 903 Creekwood Way
 Houston, Texas 77024
Jose E. Kauachi.................................... 1,330,037 shares(b)   23.6%
 5858 Westheimer, Suite 500
 Houston, Texas 77057
Chartwell Capital Investors, L.P...................   812,552 shares(c)   12.9%
 1610 Independent Square
 Jacksonville, Florida 32202
FW Integrated Orthopaedics Investors, L.P.......... 2,085,902 shares(d)   27.5%
 201 Main Street
 Fort Worth, Texas 76102
FW Integrated Orthopaedics Investors II, L.P....... 2,085,902 shares(e)   27.5%
 201 Main Street
 Fort Worth, Texas 76102

--------
(a) Represents 1,045,500 shares of Common Stock owned by Mrs. Donovan, 99,350 shares owned by her husband, Dr. William F. Donovan, M.D., 100,000 shares of Common Stock which could be acquired upon exercise of a warrant by Dr. Donovan, (which warrant is currently exercisable) and Dr. Donovan's options to purchase 50,000 shares (which options are currently exercisable). Mrs. Donovan disclaims any beneficial ownership with respect to shares of Common Stock owned by Dr. Donovan, her spouse, who has sole voting and investment power as to such shares.
(b) Represents 1,179,287 shares of Common Stock presently owned and 750 shares of common stock owned by Mr. Kauachi's wife, 100,000 shares of Common Stock which could be acquired upon exercise of Warrants by Mr. Kauachi (which warrants are currently exercisable) and options to purchase 50,000 shares (which options are currently exercisable). Mr. Kauachi disclaims any beneficial ownership with respect to securities owned by his wife.
(c) Represents shares of Common Stock issuable upon conversion of 25,226 shares of the Series A Preferred Stock.
(d) Represents shares of Common Stock issuable upon conversion of 125,000 shares of the Series B Preferred Stock.
(e) Represents shares of Common Stock issuable upon conversion of 125,000 shares of the Series B Preferred Stock.

MANAGEMENT EQUITY OWNERSHIP

  Listed in the table below are the equity securities beneficially owned as of December 17, 1997, by directors, certain executive officers and directors and executive officers as a group and the percent of class represented by the equity securities owned by each person or group.

                                                         AMOUNT AND
                                                           NATURE
                  NAME AND ADDRESS OF                   OF BENEFICIAL  PERCENT
                   BENEFICIAL OWNERS                      OWNER(A)     OF CLASS
                  -------------------                   -------------  --------
Jose E. Kauachi........................................   1,330,037(b)   23.6%
 5858 Westheimer, Suite 500
 Houston, Texas 77057
Victor M. Rivera, M.D..................................      12,167(c)      *
 5858 Westheimer, Suite 500
 Houston, Texas 77057
Ronald E. Pierce.......................................     128,600(d)    2.3%
 5858 Westheimer, Suite 500
 Houston, Texas 77057
Jefferson R. Casey.....................................     118,550(e)    2.1%
 5858 Westheimer, Suite 500
 Houston, Texas 77057
Clifford R. Hinkle.....................................      25,500(f)      *
 P.O. Box 351
 Tallahassee, Florida 32302
John B. McGinty, M.D...................................       4,000(g)      *
 28 Country Club Road
 Mobile, Alabama 36608
Directors and Executive Officers as a group (6
 persons)..............................................   1,618,854(h)   29.5%

--------
 * Less than one percent

(a) The information as to beneficial ownership has been furnished by the respective directors and officers. Each person or group has sole voting and investment power unless otherwise indicated.

(b) Represents 1,179,287 shares of Common Stock presently owned and 750 shares of Common Stock owned by Mr. Kauachi's wife, 100,000 shares of Common Stock which could be acquired upon exercise of Warrants by Mr. Kauachi (which warrants are currently exercisable) and options to purchase 50,000 shares which options are currently exercisable). Mr. Kauachi disclaims any beneficial ownership with respect to securities owned by his wife.

(c) Represents 500 shares of Common Stock presently owned and 11,667 shares obtainable upon the exercise of options which are exercisable within 60 days after the Record Date.

(d) Represents 98,600 shares of Common Stock presently owned and 30,000 shares obtainable upon the exercise of options which are exercisable within 60 days after the Record Date.

(e) Represents 32,300 shares of Common Stock presently owned and 86,250 shares obtainable upon the exercise of options which are exercisable within 60 days after the Record Date.

(f) Includes (i) 5,000 shares of Common Stock presently owned, (ii) 10,000 shares of Common Stock held by Flagler Holdings, Inc. of which Mr. Hinkle exercises sole voting and dispositive powers and (iii) 10,500 shares obtainable upon the exercise of options which are exercisable within 60 days after the Record Date.

(g) Represents the shares of Common Stock obtainable upon the exercise of options which are exercisable within 60 days after the Record Date.

(h) Represents (i) 1,326,437 shares of Common Stock presently owned, (ii) options to purchase 192,417 shares of Common Stock, and warrants to purchase 100,000 shares of Common Stock (which options and warrants are exercisable within 60 days).

                                 OTHER MATTERS

  Management is not aware of any other matters to be presented for action at the special meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

  The Company will bear the costs of the solicitation of proxies from its shareholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and also any other nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's stock, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

BY ORDER OF THE BOARD OF DIRECTORS

JEFFERSON R. CASEY, Secretary
Houston, Texas
January [15], 1998

                                                                        ANNEX A

                         INTEGRATED ORTHOPAEDICS INC.

                           LONG TERM INCENTIVE PLAN

I. PURPOSES

  Integrated Orthopaedics Inc. (the "Company") desires to afford certain of its key employees, the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, its directors and certain consultants who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees, directors and consultants an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

  The Company, by means of this Long Term Incentive Plan (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

  The stock options ("Options"), stock appreciation rights ("Rights") and awards of shares of common stock ("Restricted Shares") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

  The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II. AMOUNT OF STOCK SUBJECT TO THE PLAN

  The total number of shares of common stock of the Company which may be issued pursuant to the Plan, purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan shall not exceed, in the aggregate, two million five hundred thousand (2,500,000) shares of the authorized common stock, $.001 par value per share, of the Company (the "Shares"). The aggregate number of Shares as to which restrictions shall lapse in any fiscal year of the Company shall not exceed two million five hundred thousand (2,500,000), and the aggregate number of Shares which may be awarded as Restricted Shares or with respect to which Options or Rights may be granted to any one employee pursuant to the Plan shall not exceed two million five hundred thousand (2,500,000). Shares which are subject to Rights and related Options shall be counted only once in determining whether the maximum number of Shares which may be purchased or awarded under the Plan has been exceeded.

  Shares which may be awarded or acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights shall again become available for award under the Plan, or if Restricted Shares awarded pursuant to the Plan are resold to the Company or forfeited as provided in Article V(d), such resold or forfeited Shares shall again become available for award under the Plan; provided that the grant and the terms of such new Restricted Shares, Options or Rights shall in all respects comply with the provisions of the Plan.

  Except as provided in Article XXIII, the Company may, from time to time during the period beginning June 30, 1997, (the "Effective Date") and ending June 29, 2007 (the "Termination Date"), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Options, Rights and/or Restricted Shares under the terms hereinafter set forth.

  Provisions of the Plan which pertain to Options or Rights granted to an employee shall apply to Options, Rights or a combination thereof.

  As used in the Plan, the term "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.

III. ADMINISTRATION

  The board of directors of the Company (the "Board of Directors") shall administer the Plan. The aggregate number of Shares as to which restriction shall lapse in any fiscal year of the Company shall not exceed two million five hundred thousand (2,500,000), and the aggregate number of Shares which may be awarded as Restricted Shares or with respect to which Options or Rights may be granted to any one employee pursuant to the Plan shall not exceed two million five hundred thousand (2,500,000). Shares which are subject to Rights and related Options shall be counted only once in determining whether the maximum number of Shares which may be purchased or awarded under the Plan has been exceeded.

  Subject to the express provisions of the Plan, the Board of Directors (or committee thereof) shall have authority, in its discretion, to determine the employees to whom Restricted Shares, Options or Rights shall be granted, the time when such Restricted Shares, Options or Rights shall be granted, the number of Restricted Shares to be awarded and the number of Shares which shall be subject to each Option or Right, the purchase price or exercise price of each Restricted Share, Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), the restrictions to be applicable to Restricted Shares and the other terms and provisions thereof (which need not be identical).

  Subject to the express provisions of the Plan, the Board of Directors (or committee thereof) also shall have authority to construe the Plan and the Stock Agreements (as defined in Article V hereof), Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Stock Agreements (which need not be identical), Options (which need not be identical) and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors (or committee thereof) also shall have the authority to require, in its discretion, as a condition of the granting of any such Restricted Share, Option or Right, that the employee agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the award of Restricted Shares, Options or Rights for a period of six (6) months following the lapse of restriction on such Shares or the date of acquisition of such Shares and (ii) that in the event of termination of employment of such employee, shall have 30 calendar days from the date of termination to exercise vested options.

  The determination of the Board of Directors (or committee thereof) on matters referred to in this Article III shall be conclusive.

  The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors in the engagement of such counsel, consultant or agent shall be paid by the Company. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any award of Restricted Shares, Options or Rights granted hereunder.

IV. ELIGIBILITY

  Incentive Options, which may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company. Restricted Shares, Options and Rights may be granted to any salaried key employee, director, or consultant or advisor of (provided that such consultant or advisor is providing bona fide services to the Company not in connection with the offer or sale of securities in a capital-raising transaction) the Company or of any subsidiary corporation or parent corporation of the Company (such persons referred to herein collectively as "employees").

  The Plan does not create a right in any employee to Participate in the Plan nor does it create a right in any employee to have any Restricted Shares, Options or Rights granted to him or her.

V. RESTRICTED SHARES AND RESTRICTIONS ON TRANSFER

  (a) The Board of Directors shall grant awards of Restricted Shares hereunder in accordance with the terms and conditions set forth in an agreement between the Company and the employee (a "Stock Agreement"). Each Stock Agreement shall contain such individual and corporate performance goals, restrictions, terms and conditions as the Board of Directors may require, including without limitation the price, if any, which an employee shall be required to pay for the Shares.

  (b) The Company shall issue a certificate for Shares covered by an award, bearing such legend as may be required under Article XVI, in the name of the employee, as soon as reasonably practicable after the employee has executed the Stock Agreement and paid the purchase price, if any, for the Shares.

  (c) Unless and until any restrictions on the Shares shall have lapsed in the manner described in Article V (e), an employee shall have no right to sell, transfer, assign, give, place in trust, or otherwise dispose of, or pledge, grant a security interest in, or otherwise encumber, any such Shares, and any such attempted disposition or encumbrance shall be void and unenforceable against the Company. An employee shall be entitled to exercise and enjoy all other rights and entitlements of ownership of Shares, including by way of illustration and not limitation, the right to vote on matters which come before stockholders of the Company and the right to receive dividends, whether or not such Shares are subject to the aforesaid restrictions or are held in custody.

  (d) Except as otherwise provided in a Stock Agreement, upon termination of employment of an employee, all of such Shares with respect to which restrictions have not lapsed shall be deemed to be offered for sale by the employee to the Company for a period of thirty (30) days after the date of such termination of employment at a price equal to the lesser of (y) the fair market value of the Shares at such time or (z) fair market value of the shares on the date of grant plus interest thereon from the date of the award of such Restricted Shares through and including the date of the Company's payment for such Shares, at the prime rate announced from time to time by Texas Commerce Bank, N.A.--Houston, Texas.

  (e) Restrictions upon Shares granted as an award hereunder shall lapse at such time or times and on such terms, conditions and performance criteria as the Board of Directors may, in its sole discretion, determine and as set forth in a Stock Agreement; provided, however, that the restrictions upon such Shares shall lapse only if the employee, on the date of such lapse, is then and has continuously been an employee from the date of the award. In the event of termination of employment as a result of the death or permanent and total disability of an employee, the Board of Directors, in its sole discretion, may determine that the restrictions upon some or all Shares awarded to the employee shall thereupon immediately lapse. The Board of Directors also may decide at any time, in its sole discretion and on such terms and conditions as it deems appropriate; to remove restrictions upon Shares granted to any employee as an award hereunder.

VI. OPTION PRICE AND PAYMENT

  The purchase price of each Share subject to a Non-Qualified Option under the Plan shall be determined by the Board of Directors prior to granting the option. The Board of Directors shall set the purchase price for each Share subject to a Non-Qualified Option at either the fair market value of each Share on the date the option is granted, or at such other price as the Board of Directors in its sole discretion shall deem appropriate; provided, however, that in no event shall the purchase price of a Share subject to a Non-Qualified Option under the Plan be less than 85% or more of the fair market value of such Share on the date the option is granted.

  The price for each Share purchasable under any Incentive Option granted hereunder shall be such amount as the Board of Directors shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the

Board of Directors, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the fair market value per share at the date the Option is granted. In determining stock ownership of an employee for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors may rely on representations of fact made to it by the employee and believed by it to be true.

  If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date on which the fair market value per Share is to be determined, the Board of Directors shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share or, if such Shares are not listed or traded on any national securities exchange, then the average of the reported "high" and "low" sales prices for such Shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average between the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average closing bid and asked prices reported by the National Quotation Bureau Incorporated, or, in all other cases, the value established by the Board of Directors in good faith.

  For purposes of this Plan, the determination by the Board of Directors of the fair market value of a Share shall be conclusive.

  Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash, the holder of an Option may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Board of Directors shall determine, at the time of grant, in its sole discretion; provided, however, that the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

VII. USE OF PROCEEDS

  The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

VIII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

  Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the

Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

  Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of stock is determined as of the time the Option is granted, (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

  Subject to the provisions of Article XIX, the Board of Directors shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

  To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

  In no event shall an Option granted hereunder be exercised for a fraction of a Share.

IX. EXERCISE OF OPTIONS AND VESTING SCHEDULE

  Options granted hereunder will vest 100% on the fifth anniversary of the date of grant ("Cliff Vesting"), provided however that vesting may occur at an earlier date if the following criteria is met ("Accelerated Vesting"). Accelerated Vesting shall occur at the rate of 25% for each 50 physicians added to the Company's Network following the date of grant. The Company's Network is defined as the number of full-time physicians who are employed by medical groups that have created a long-term management services agreement with the Company or a subsidiary of the Company. (The basis for all options granted at the inception of the plan shall be zero doctors. The basis for all grants issued after inception shall be the actual number of doctors practicing in the IOI network at the date of the grant.)

  IOI will use a five-year cliff as the vesting methodology.

                         YEARS OF SERVICE                     VESTING PERCENTAGE
                         ----------------                     ------------------
      0-5....................................................          0
      Over 5 Years...........................................        100
                 IOI ACCELERATED VESTING SCHEDULE
             NUMBER OF DOCTORS UNDER CONTRACT WITH IOI        VESTING PERCENTAGE
             -----------------------------------------        ------------------
      0-49...................................................          0
      50-99..................................................         25
      100-149................................................         50
      150-199................................................         75
      200 and Over...........................................        100

NOTE 1: The employee must not have more than one break in service to receive vesting continuous credit. Any break in service for more than one year will loose all vesting credit.

NOTE 2: An employee must work at least six full months in a plan year to receive vesting credit for that year.

NOTE 3: The accelerated vesting schedule is based on the increase of physicians (increments of 50 physicians to 25% vesting) entering the IOI network on or after the date the employee is issued options.

  The aforementioned vesting schedule notwithstanding, the Board of Directors of the Company, acting upon a three-fourths majority vote, in its sole discretion, may establish a vesting schedule on any option granted hereunder that is different than the vesting schedule set forth above.

X. STOCK APPRECIATION RIGHTS

  In the discretion of the Board of Directors, a Right may be granted (i) alone, (ii) simultaneously with the grant of an option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or
(iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

  The exercise price of a Right granted alone shall be determined by the Board of Directors, but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

  Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

  Any right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Board of Directors.

  A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board of Directors in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Board of Directors in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised.

  Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Board of Directors shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Right or to exercise a Right for cash may provide that, in the event the Board of Directors shall disapprove such Request, such Request shall be deemed to be an exercise of such Right for Shares.

  If the Board of Directors disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Board of Directors. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

  A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right, if such Right or the related Option shall have been exercised during the first six (6) months of its respective term; provided, however, that such prohibition shall not apply if the holder of such Right dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period, or if such holder is not a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act.

  A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

  For all purposes of this Article X, the fair market value of Shares shall be determined in accordance with the principles set forth in Article VI.

XI. NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

  Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

XII. TERMINATION OF EMPLOYMENT

  Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, (i) all Restricted Shares with respect to which restrictions have not lapsed shall be dealt with as discussed in Article V (d), and (ii) any Option or Right previously granted to the employee, unless otherwise specified by the Board of Directors in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

    (a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors in such Option or Right;

    (b) if the employment of any employee to whom such Option or related Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors in such Option or Right, at any time up to and including (i) thirty (30) days after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability; and

    (c) if the Board of Directors (or a committee thereof) shall deem, in its sole discretion, that an extension to any employee's right to exercise an Option or Right beyond the time period otherwise set forth or contemplated by this Article XII or the Option or Right as previously granted, is in the best interest of the Company or its shareholders, the Board of Directors (or a committee thereof) shall have the right to grant such an extension and, with the consent of such employee, to impose other terms and conditions on the exercise of Options or Rights and/or the sale of shares received pursuant to such exercise in consideration for the extension of the time period during which such exercise could take place; provided however, that (i) the rights granted to the Board of Directors (or a committee thereof) under this sub-paragraph shall not diminish the then existing rights of any employee under a previously granted Option or Right and (ii) any extension or other modification made to a previously granted Option or Right shall not extend for more than 24 months following an employee's termination of employment.

  In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.

  If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Board of Directors in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.

  If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

  For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence such individual shall be considered an "employee" for purposes of the exercise of an Option or Right and shall be entitled to exercise such Option or Right during such leave if the period of such leave does not exceed one-hundred and twenty (120) days, or, if longer, so long as the individual's right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds one-hundred and twenty (120) days, the employment relationship shall be deemed to have terminated on the one-hundred and twenty-first (121) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

  A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

  In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that such corporation ceases to be a subsidiary corporation, any unexercised Options or rights theretofore granted to any person employed by such subsidiary corporation will be deemed canceled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. In the event an Option or Right is to be canceled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VIII) during the 30 day period following notice of such cancellation.

XIII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

  In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option and Right such that each such Option and Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option or Right had such Option or Right been exercised in full immediately prior to such change, and such an adjustment shall be make successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option or Right. In addition, in the event of any such change, the Board of Directors shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which an award of Restricted Shares may be granted to any one employee, the maximum number of Shares as to which restrictions shall lapse in any fiscal year, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Board of Directors as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

  In the event of a "change in control" of the Company, then (i) all restrictions on the sale of Restricted Shares (as described in Article V(e), above) shall become null and void and cease to exist, and any Restricted Shares held in custody shall be released to the appropriate employee, and (ii) all then outstanding Options and Rights shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if:

    (a) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or any successor rule or regulation) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; or

    (b) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act but excluding any employee benefit plan of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors; or

    (c) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Board or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

    (d) The Board shall approve a sale of all or substantially all of the assets of the Company; or

    (e) The Board shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (b) or (c) above;

provided, however, that none of the foregoing events shall constitute a Change in Control if such event occurs as a result of an agreement or transaction approved by the "Continuing Directors," either before or after the occurrence of such event, and the Continuing Directors in approving such agreement or transaction determine that it is not in the best interest of the Company for such agreement or transaction to constitute a Change in Control for purposes of the Plan.

  For purposes of the Plan, "Continuing Directors" shall mean the directors of the Company in office on the Effective Date and any successor to any such director and any additional director who after the Effective Date (i) was nominated or selected by a majority of the Continuing Directors in office at the time of his nomination or selection and (ii) is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange Act) at the time of his nomination or selection of any person who is the beneficial owner, directly or indirectly, of securities representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily to vote for the election of directors.

  The Board of Directors, in its discretion, may determine that, upon the occurrence of a transaction described in the second preceding paragraph, each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option or Right.

XIV. RIGHT TO TERMINATE EMPLOYMENT

  The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of Restricted Shares, Options or Rights; and it shall not impose any obligation on the part of any holder of Restricted Shares, Options or Rights to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

XV. PURCHASE FOR INVESTMENT

  Except as hereinafter provided, the Board of Directors may require an employee, as a condition to receipt of a particular award of Restricted Shares or upon exercise of any Option or Right granted hereunder, to execute and deliver to the Company (a) stock powers with respect to Shares underlying a particular award or Option or Right and required to be held by a custodian, and (b) a written statement, in form satisfactory to the Board of Directors, in which the employee represents and warrants that Shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The employee shall, at the request of the Board of Directors, be required to represent and warrant in writing that, to the extent permitted by the terms of the award, any subsequent resale or distribution of Shares by the employee shall be made only pursuant to either
(i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the employee shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XVI. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

  Upon any award of Restricted Shares or any exercise of an Option or Right which may be granted hereunder and, in the case of an Option or award of Restricted Shares, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person receiving the award of

Restricted Shares or exercising the Option or Right and shall be delivered to or upon the order of such person or persons.

  The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

  The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

  All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XVII. WITHHOLDING TAXES

  The Company may require an employee receiving an award of Restricted Shares or exercising a Right or a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Board of Directors shall prescribe. The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the award of Restricted Shares or exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Right or Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case) not in excess of the related personal tax liabilities), (ii) tendering Shares previously issued pursuant to the exercise of an Option or Right or other shares of the Company's common stock owned by the holder or (iii) combining any or all of the foregoing options in any fashion. An Election shall be irrevocable. The withheld Shares and other shares tendered in payment should be valued at their fair market value (determined in accordance with the principles set forth in Article VI of the Plan) on the Tax Date. The Board of Directors may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular grants, Shares or exercises. If a holder is a person subject to
Section 16 of the Exchange Act then (1) any Election by such holder must be made (i) at least six months prior to the relevant Tax Date or (ii) on or prior to the relevant Tax Date and during a period that begins on the third business day following the date of release of publication of the Company's quarterly or annual summary statements of sales and earnings and that ends on the twelfth business day following such date and (2) the Election may not be made with respect to an exercise, or the withholding obligation arising thereon, if the relevant Right or Non-Qualified Option was granted six months or less prior to the date of Election. The Board of Directors may impose any other conditions or restrictions on the right to make an Election as it shall deem appropriate.

XVIII. LISTING OF SHARES AND RELATED MATTERS

  The Board of Directors may delay any award, issuance or delivery of Shares if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XIX. AMENDMENT OF THE PLAN

  The Board of Directors may, from time to time, amend the Plan; provided, however, that any amendment that would require shareholder approval under Texas law, the code or any other applicable law shall be subject to the approval of the shareholders of the Company. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any Stock Agreement, Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Stock Agreement, Option or Right without the consent of the holder of the Stock Agreement, Option or Right.

XX. TERMINATION OR SUSPENSION OF THE PLAN

  The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXIII or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Restricted Shares, Options or Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Stock Agreement, Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Restricted Shares, Options or Rights were granted. The power of the Board of Directors to construe and administer any Stock Agreements, Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXI. GOVERNING LAW

  The Plan, such Restricted Shares, Stock Agreements, Options and Rights as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

XXII. PARTIAL INVALIDITY

  The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any of other provision.

XXIII. EFFECTIVE DATE

  The Plan shall become effective at 5:00 P.M., Houston, Texas time, on the Effective Date, the date as of which the Plan was adopted by the Board of Directors; provided, however, that if the Plan is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months before or after the Effective Date, the Plan and any Stock Agreements, Options and Rights granted thereunder shall terminate.

                                                                         ANNEX B

            CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES OF
             SERIES B CONVERTIBLE, NON-REDEEMABLE PREFERRED STOCK
                       OF INTEGRATED ORTHOPAEDICS, INC.

          Integrated Orthopaedics, Inc., a Texas corporation (the "Company"), acting pursuant to Article 2.13 of the Texas Business Corporation Act, does hereby submit the following Certificate of Designations, Rights and Preferences of its Series B Convertible, Non-Redeemable Preferred Stock.

          FIRST:   The name of the Company is Integrated Orthopaedics, Inc.

          SECOND: By unanimous vote of the Board of Directors of the Company (the "Board of Directors") at a meeting duly called and held, the following resolutions were duly adopted:

          RESOLVED, that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, as amended through the date hereof, of the Company (the "Articles of Incorporation"), a series of the class of authorized Preferred Stock, with a par value of $0.01 per share, of the Company be hereby created, and that the designation of amount thereof and the voting powers, preferences and relative, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions of such series, be as set forth below:

          1. Designation. The designation of the Series of Preferred Stock authorized hereby shall be "Series B Convertible, Non-Redeemable Preferred Stock" (the "Series B Preferred Stock") with a par value of $0.01 per share, and 400,000 shares are hereby authorized for issuance.

          2.   Ranking.  The Series B Preferred Stock shall rank as to dividends
(i) senior to the Common Stock, par value $0.001 per share, of the Company (the "Common Stock") and any other class or series of capital stock that by its express terms provides that it ranks junior to the Series B Preferred Stock as to dividends or that does not expressly provide for any ranking as to dividends (except for the Series A Preferred Stock) ("Junior Securities"), (ii) on a parity with the Series A Preferred Stock, par value $0.01 per share, of the Company (the "Series A Preferred Stock") and any other class or series of capital stock that by its express terms provides that it ranks on a parity with the Series B Preferred Stock as to payment of dividends ("Parity Securities") and (iii) junior to any class or series of capital stock that by its express terms provides that it ranks senior to the Series B Preferred Stock ("Senior Securities").

          3. Dividends. The holders of Series B Preferred Stock shall be entitled to receive cumulative cash dividends at a rate per annum (the "Dividend Rate") of $9.00 per share. Such dividends shall be payable, as and when declared by the Board of Directors out of funds legally available therefor, on the last day of March, June, September and December of each year, commencing December 31, 1997 (each a "Dividend Payment Date") (unless such day is not a business day, in which event on the next succeeding business day), to holders of record as they appear on the register for the Series B Preferred Stock (the "Preferred Stock Register") on the March 15, June 15, September 15, and December 15, as appropriate, immediately preceding such Dividend Payment Date.

          At the option of the Company and except as provided below with respect to the payment of cash in respect of fractional shares, dividends on the Series B Preferred Stock may be paid, instead of in cash, in whole or in part, on declaration of the Board of Directors, in additional shares of the Series B Preferred Stock (the "Dividend Shares"); provided, however, that if no such declaration is made on or before a Dividend Payment Date, the quarterly dividend shall automatically accrue in Dividend Shares on the Dividend Payment Date. To the extent dividends are payable in whole or in part in Dividend Shares, such Dividend Shares shall be valued at $100 per share with a liquidation value of $100 per share and shall have all rights and preferences of the Series B Preferred Stock hereunder, including dividends payable at the rate specified in the preceding paragraph, subject to the option of the Company to pay such dividends in Dividend Shares of the Series B Preferred Stock in lieu of cash. Notwithstanding any other provisions hereof, certificates representing Dividend Shares shall not be issued to the holder entitled thereto until requested by such holder.

          Dividends shall accrue from the date of original issue of the Series B Preferred Stock, except that dividends on Dividend Shares of the Series B Preferred Stock shall accrue from the date such Dividend Shares are issued. To the extent that all or any part of dividends in Dividend Shares of the Series B Preferred Stock would result in the issuance of a fractional Dividend Share of such series, then such amount shall be paid in cash.

          Notwithstanding any other provision hereof, prior to the second anniversary of the date of filing of this Certificate of Designation with the Secretary of State of the State of Texas (the "Original Issue Date"), the Company shall elect, by written notice to the holders of the Series B Preferred Stock, to have one of the following options govern the Dividend Rate (provided, that if no election is made by the Company, Option 2 shall govern; and provided further that the volume and price information set forth in the following options shall be equitably adjusted in the event of any stock split, stock dividend, recapitalization or reclassification with respect to or otherwise affecting the Common Stock at any time after the date hereof):

     OPTION 1

     If both of the following minimum price and volume requirements are met for a designated quarterly period during 2001 or 2002, the Dividend Rate payable on the Series B Preferred Stock will be reduced from and after the date of the next succeeding quarterly period following such designated quarterly period (but not retroactively) as follows:

     Dividend Rate during 2001  =  $6.00 per share
     Dividend Rate during 2002  =  $4.00 per share

     Minimum Share Price: The minimum share price, determined by the average closing sales price of the Common Stock for the twenty trading days immediately following the public release of actual earnings by the Company for the quarter in question or, in the case of the fourth quarter, the public release of actual annual earnings, for calendar quarters during 2001 and 2002 shall be as follows:


     Year       Q1         Q2         Q3         Q4
     ----       --         --         --         --

     2001     $20.08     $21.48     $22.88     $24.28
     2002     $24.88     $25.49     $26.10     $26.70

     Minimum Average Daily Trading Volume: The minimum average daily trading volume shall be 125,000 shares, calculated in a manner consistent with that of the American Stock Exchange. The trading period shall be the twenty trading days immediately preceding the most recent public release of quarterly or annual earnings by the Company, provided that the Company shall not have issued any press releases during such twenty trading day period. If the Company shall have issued a press release during such twenty trading day period, the trading period shall be the 60 consecutive trading days beginning on the 40th trading day immediately preceding the most recent public release of quarterly or annual earnings. For purposes of such calculation, (i) daily trading volume will be capped at 375,000 shares and (ii) share repurchases by the Company and block trades (single trades in excess of 10,000 shares) will be excluded.

     OPTION 2

     If both of the following minimum price and volume requirements are met for a designated quarterly period during 2000, 2001 or 2002, the Dividend Rate payable on the Series B Preferred Stock will be reduced from and after the first day of the next succeeding quarterly period (but not retroactively) as follows:

     Dividend Rate during 2000  =    $7.00 per share
     Dividend Rate during 2001  =    $6.00 per share
     Dividend Rate during 2002  =    $4.00 per share

     Minimum Share Price: The minimum share price, determined by the average closing sales price of the Common Stock for the twenty trading days immediately following the public release of actual earnings by the Company for the quarter in question or, in the case of the fourth quarter, the public release of actual annual earnings, for calendar quarters during 2000, 2001 and 2002 shall be as follows:

     Year       Q1         Q2         Q3         Q4
     ----       --         --         --         --

     2000     $15.44     $16.52     $17.60     $18.67
     2001     $20.08     $21.48     $22.88     $24.28
     2002     $24.88     $25.49     $26.10     $26.70

     Minimum Average Daily Trading Volume: The minimum average daily trading volume shall be 160,000 shares, calculated in a manner consistent with that of the American Stock Exchange. The trading period shall be the twenty trading days immediately preceding the most recent public release of quarterly or annual earnings by the Company, provided that the Company shall not have issued any press releases during such twenty trading day period. If the Company shall have issued a press release during such twenty trading day period, the trading period shall be the 60 consecutive trading days beginning on the 40th trading day immediately preceding the most recent public release of quarterly or annual earnings. For purposes of such calculation, (i) daily trading volume will be capped at 480,000 shares and (ii) share repurchases by the Company and block trades (single trades in excess of 10,000 shares) will be excluded.

          No dividend or distribution in cash, shares of capital stock or other property shall be paid or declared and set apart for payment on any date on or in respect of any Junior Securities, and the Company shall not redeem, purchase or otherwise acquire for value any Junior Securities while shares of Series B Preferred Stock remain outstanding.

          No dividend may be paid or declared and set apart for payment on any share of Series B Preferred Stock unless at the same time a ratable dividend in cash or Dividend Shares, as the case may be, is paid or set apart for payment on all shares of Series B Preferred Stock then outstanding.

          4. Preference on Liquidation, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, before any payment or distribution of the assets of the Company (whether capital or surplus), or proceeds thereof, shall be made to or set apart for the holders of shares of any Junior Securities, the holders of shares of Series B Preferred Stock shall be entitled to receive payment of $100 per share held by them, plus an amount equal to all accrued and unpaid dividends thereon, whether or not declared to the date of such payment. If, upon any liquidation, dissolution or winding-up of the Company, the assets of the Company, or proceeds thereof, distributed among the holders of shares of Series B Preferred Stock shall be insufficient to pay in full the respective preferential amounts on shares of Series B Preferred Stock and all Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of Series B Preferred Stock and the holders of Parity Securities ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the liquidation preference to which the holders of Series B Preferred Stock are entitled, such holders will not be entitled to any further participation in any distribution of assets of the Company. For the purpose of this Section 4, none of the merger or the consolidation of the Company into or with another corporation or the merger or consolidation of any other corporation into or with the Company or the sale, transfer, or other disposition of all or substantially all of the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Company.

          5. Retirement of Shares. Shares of Series B Preferred Stock that have been issued and have been redeemed, repurchased or reacquired in any manner by the Company shall be retired and not reissued and shall resume the status of authorized but unissued and non-designated shares of preferred stock of the Company.

          6. Voting. Each holder of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series B Preferred Stock could be converted pursuant to the provisions of Section 10 hereof at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, the date such vote is taken or any written consent of shareholders is solicited. Each holder of Series B Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except for the election of directors and as may be otherwise provided by applicable law. Except as otherwise expressly provided herein or as required by law, and except for the vote of the Series B Preferred Stock provided for in
Section 7 hereof, the holders of Series B Preferred Stock and the holders of Common Stock shall vote together and not as separate classes.

          7.   Special Voting Rights.

          (a) Election of Directors. The holders of Series B Preferred Stock shall be entitled to one vote for each share of Series B Preferred Stock held by such holders on a record date set to hold a meeting at which the holders of Series B Preferred Stock shall be entitled to elect, as a class, three directors. The Company agrees to call a meeting of holders of shares of Series B Preferred Stock in order that the Series B Preferred Stock may be represented on the Board of Directors in accordance with the preceding sentence. In the event of any breach by the Company of any of the financial covenants set forth in Section 13 hereof, the holders of the majority of the issued and outstanding Series B Preferred Stock shall be entitled to elect a majority of the Board of Directors.

          (b) Affiliate Transactions. The holders of Series B Preferred Stock shall be entitled to a special class vote in connection with any proposed Affiliate Transaction (as hereinafter defined). The Company agrees to call a special meeting of holders of shares of Series B Preferred Stock in order that the holders of Series B Preferred Stock may consider and vote upon any proposed Affiliate Transaction. As used herein, the term "Affiliate Transaction" means any proposed transaction or series of related transactions between the Company or its subsidiaries and any officer, director, 5% or greater shareholder or any immediate family member of any of the foregoing involving commitments or expenditures on the part of the Company or its subsidiaries in excess of $60,000.

          (c) Approval Rights. Until such time that FW Integrated Orthopaedics Investors, L.P. and FW Integrated Orthopaedics Investors II, L.P. or their affiliates own less than a majority of the Series B Preferred Stock (or the shares of Common Stock issuable upon conversion thereof): (i) neither the Company nor its subsidiaries shall make or commit to any capital expenditures
(A) exceeding $1 million for purposes other than the purchase of Physician Practice Groups (as defined) (directly or indirectly, including through practice management arrangements or other affiliations) and (B) exceeding $10 million total purchase consideration for the purchase of Physician Practice Groups (directly or indirectly, including through practice management arrangements or other affiliations), and (ii) no capital structure changes (including debt financings) may be effected by the Company or its subsidiaries without the prior written consent of the holders of a majority of the Series B Preferred Stock or the majority of the Common Stock issuable upon conversion thereof. "Physician Practice Groups" shall mean (x) physicians and groups of physicians engaged in, and professional medical corporations and other entities employing or engaging physicians for, the provision of medical services and (y) physician practice management companies.

          (d) Action By Written Consent. Any vote of Series B Preferred Stock permitted hereby may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting duly held.

          8. Other Rights and Amendments. Except as otherwise provided by law, without the written consent of a majority of the outstanding shares of Series B Preferred Stock or the vote of holders of a majority of the outstanding shares of Series B Preferred Stock (voting as a class) at a meeting of the holders of Series B Preferred Stock called for such purpose, the Company will not (i) create, authorize or issue any Parity Securities or Senior Securities,
(ii) increase the authorized number of shares of Series B Preferred Stock, other increases necessary to permit the issuance of Dividend Shares, or (iii) amend, alter, repeal or waive any provision of the bylaws, the Articles of Incorporation or this Certificate of Designation so as to adversely affect the preferences, rights, powers or other terms of the Series B Preferred Stock.

          9. Issuance. The Company will not issue more than 400,000 shares of Series B Preferred Stock (which includes 250,000 original issuance shares and up to 150,000 shares which may be issued as Dividend Shares in lieu of cash dividends in accordance with Section 3 hereof).

          10. Conversion. The outstanding shares of Series B Preferred Stock shall be convertible into Common Stock as follows:

          10.1 Optional Conversion.

          (a) At the option of the holder thereof, each share of Series B Preferred Stock shall be convertible, at any time or from time to time, into fully paid and nonassessable shares of Common Stock as provided herein.

               (b) Each holder of Series B Preferred Stock who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series B Preferred Stock or Common Stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Series B Preferred Stock being converted. Thereupon the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

          10.2 Mandatory Conversion.

               (a) Mandatory Conversion Event. Upon 30 days written notice from the Company to each holder of Series B Preferred Stock, each share of Series B Preferred Stock may be converted into fully paid and nonassessable shares of Common Stock at the option of the Company after the fifth anniversary of the Original Issue Date.

               (b) Effect of Mandatory Conversion. Upon the occurrence of the event specified in Section 10.2(a) hereof, the outstanding shares of Series B Preferred Stock shall be converted into Common Stock automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series B Preferred Stock are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such mandatory conversion of the Series B Preferred Stock, the holders of Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series B Preferred Stock or Common Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series B Preferred Stock surrendered were convertible on the date on which such mandatory conversion occurred.

          10.3 Conversion Price. Each share of Series B Preferred Stock shall be convertible in accordance with Section 10.1 or 10.2 hereof into the number of shares of Common Stock that results from dividing the liquidation value for Series B Preferred Stock (including the stated liquidation preference and accrued but unpaid dividends) by the conversion price for Series B Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for the Series B Preferred Stock shall be $6.00 per share; provided, however, that upon receipt of the requisite vote of the holders of Common Stock approving the following adjustment, the Conversion Price shall be the lesser of (a) $6.00 per share, (b) the average closing sales price of the Common Stock for the twenty trading days immediately following the Original Issue Date, and (c) the average closing sales price of the Common Stock for the twenty trading days immediately preceding the conversion of the Series B Preferred Stock. The Conversion Price of the Series B Preferred Stock shall be subject to adjustment from time to time as provided below.

          10.4 Adjustment Upon Common Stock Event. Upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price of the Series B Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price of Series B Preferred Stock in effect immediately prior to such Common Stock Event by a fraction, (a) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (b) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price for Series B Preferred Stock. The Conversion Price for Series B Preferred Stock shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" means (i) the issue by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

          10.5 Adjustment for Other Dividends and Distributions. If at any time or from time to time after the Original Issue Date the Company pays a dividend or makes any other distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, then in each such event provision shall be made so that the holders of the Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company that they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 10 with respect to the rights of the holders of the Series B Preferred Stock or with respect to such other securities by their terms.

          10.6 Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 10), then in any such event each holder of Series B Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. The Company shall give each holder of Series B Preferred Stock at least 30 days prior written notice of any event requiring adjustment pursuant to this Section 10.6.

          10.7 Sale of Shares Below Conversion Price.

               (a) Adjustment Formula. If at any time or from time to time after the Original Issue Date the Company issues or sells, or is deemed by the provisions of this Section 10.7 to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Common Stock Event as provided in Section 10.4 hereof, a dividend or distribution as provided in Section 10.5 hereof or a recapitalization, reclassification or other change as provided in Section 10.6 hereof, for an Effective Price (as hereinafter defined) that is less than the Conversion Price for Series B Preferred Stock in effect immediately prior to such issue or sale, then, and in each such case, the Conversion Price for Series B Preferred Stock shall be reduced, as of the close of business on the date of such issue or sale, to the price obtained by multiplying such Conversion Price by a fraction:

                   (1) The numerator of which shall be the sum of (A) the number of Common Stock Equivalents Outstanding (as hereinafter defined) immediately prior to such issue or sale of Additional Shares of Common Stock plus (B) the quotient obtained by dividing the Aggregate Consideration Received (as hereinafter defined) by the Company for the total number of Additional Shares of Common Stock so issued or sold (or deemed so issued and sold pursuant to the provisions of Section 10.7(c) hereof) by the

     Conversion Price for Series B Preferred Stock in effect immediately prior to such issue or sale; and

                   (2) The denominator of which shall be the sum of (A) the number of Common Stock Equivalents Outstanding immediately prior to such issue or sale plus (B) the number of Additional Shares of Common Stock so issued or sold (or deemed so issued and sold pursuant to the provisions of Section 10.7(c) hereof).

               (b) Certain Definitions. For the purpose of making any adjustment required under this Section 10.7:

                   (1) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company, whether or not subsequently reacquired or retired by the Company and whether or not restricted at the time of issuance or sale (or deemed issuance or sale), other than (A) shares of Common Stock issued or issuable upon conversion of Series B Preferred Stock and (B) Excluded Securities.

                   (2) The "Aggregate Consideration Received" by the Company for any issue or sale (or deemed issue or sale) of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and any expenses payable by the Company;
     (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors; and (C) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration that covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.

                   (3) "Common Stock Equivalents Outstanding" shall mean the number of shares of Common Stock that is equal to the sum of (A) all shares of Common Stock of the Company that are outstanding at the time in question, plus (B) all shares of Common Stock of the Company issuable upon conversion of all shares of Series B Preferred Stock or other Convertible Securities that are outstanding at the time in question, plus (C) all shares of Common Stock of the Company that are issuable upon the exercise of vested

     Rights or Options that are outstanding at the time in question assuming the full conversion or exchange into Common Stock of all such vested Rights or Options that are vested Rights or Options to purchase or acquire Convertible Securities into or for Common Stock.

                   (4) "Convertible Securities" shall mean stock or other securities convertible into or exchangeable for shares of Common Stock, other than Excluded Securities.

                   (5) The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company under this Section 10.7, into the Aggregate Consideration Received, or deemed to have been received, by the Company under this Section 10.7, for the issue of such Additional Shares of Common Stock.

                   (6) "Excluded Securities" shall mean, collectively, (i) the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock (including additional shares of Series A Preferred Stock that have been heretofore issued or may be issued after the date hereof as a stock dividend on the Series A Preferred Stock), (ii) the shares of Common Stock issued or issuable by the Company in connection with the acquisition of Merritt Orthopedic Associates, P.C., Westside Orthopaedic Clinic, P.C., Lancaster Orthopedic Group, Inc., Longmont Orthopedic & Sports Medicine Clinic, P.C., and Crossroads Orthopaedics, P.C., and (iii) up to 1,682,582 shares of common stock issuable by the Company upon exercise of stock options to acquire shares of Common Stock that have been granted by the Company prior to the Original Issue Date.

                   (7) "Rights or Options" shall mean warrants, options or other rights to purchase or acquire shares of Common Stock or Convertible Securities, other than Excluded Securities.

          (c) Deemed Issuances. For the purpose of making any adjustment to the Conversion Price of the Series B Preferred Stock required under this Section 10.7, if the Company issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Conversion Price, then the Company shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Company upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:

               (a) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

               (b) if the minimum amount of consideration payable to the Company upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

               (c) if the minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.

No further adjustment of the Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Conversion Price that would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold on the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of any such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series B Preferred Stock.

          10.8 Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for Series B Preferred Stock, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series B Preferred Stock at the holder's address as shown in the Company's books.

          10.9 Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of Series B Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall pay the holder cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the Board of Directors as of the date of conversion.

          10.10 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          10.11 Notices. Any notice required by the provisions of this Section 10 to be given to the holders of shares of the Series B Preferred Stock shall be deemed given upon the earlier of actual receipt or deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

          10.12 No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

     11. Merger, Consolidation and Sale of Assets. The Company may not merge or consolidate with or into or transfer all or substantially all of its assets (as an entirety in one transaction or a series of related transactions), to any person without the consent of the holders of a majority of the issued and outstanding shares of Series B Preferred Stock, voting separately as a class.

     12. Acquisition and Budget Committee Designees. At all times in which shares of Series B Preferred Stock shall be issued and outstanding, the holders of a majority of such issued and outstanding shares shall be entitled to designate two members to the Company's Acquisition and Budget Committee and the total number of persons constituting such Committee shall be three (including the two designees of the holders of the Series B Preferred Stock). The Company shall not, without the prior written consent of the Acquisition and Budget Committee, enter into any agreement to acquire, or consummate the purchase of,
(a) any equity or ownership interest or investment in any Physician Practice Group or other Person (as defined below) or (b) any material assets of any Physician Practice Group or other Person.

     13. Financial Covenants. At all times in which shares of Series B Preferred Stock shall be issued and outstanding:

          (a) The ratio of total Indebtedness to EBITDA (as such terms are defined below) of the Company shall not exceed the following:

                              Calendar Year       Ratio
                                   1998            7.0
                                   1999            4.0
                                   2000            3.0
                                   2001            3.0
                                   2002            3.0

          (b) Retained earnings of the Company shall not be less than the amounts set forth below, exclusive of the effect of the preferred dividend adjustment that will result from the issuance of the Series B Preferred Stock (as computed in accordance with EITF Topic D-60, "Accounting for the Issuance of Convertible Preferred Stock and Debt Securities with a Nondetachable Conversion Feature") and the related warrants, including any costs of issuance allocable to retained earnings resulting from the issuance of such securities:

                              Calendar Year       Amount (in millions)
                                  1998                     $ 4.2
                                  1999                     $12.0
                                  2000                     $27.3
                                  2001                     $31.4
                                  2002                     $36.1

          (c)  Total Indebtedness of the Company shall be no greater than:

                              Calendar Year       Amount (in millions)
                                   1998                    $ 71.0
                                   1999                    $110.0
                                   2000                    $133.0
                                   2001                    $152.0
                                   2002                    $175.0

          (d) For purposes of this Section, "Indebtedness" shall mean all obligations which in accordance with generally accepted accounting principles consistently applied are classified as liabilities upon a balance sheet of the Company and in any event shall include, without duplication: (i) all obligations of the Company and its subsidiaries for borrowed money or for the deferred purchase price of property acquired by the Company or its subsidiaries, (ii) all obligations of the Company or its subsidiaries created or arising under any conditional sale or other title retention agreement with respect to any property acquired by the Company or its subsidiaries (other than in each case accounts payable and accrued liabilities that arose in the ordinary course of business and not overdue),
     (iii) all capitalized lease obligations of the Company and its subsidiaries, and (iv) all obligations of others secured by a Lien on any asset of the Company or its subsidiaries, whether or not such obligations are expressly assumed by the Company or its subsidiaries. For purposes of this Section, "EBITDA" shall mean consolidated earnings before interest, income taxes, depreciation and amortization determined in accordance with generally accepted accounting principles consistently applied.

     14.  Repurchase by Company.

          (a) The Company will not, and will not permit any subsidiary to, purchase or acquire any shares of Series B Preferred Stock otherwise than pursuant to a pro rata offer made on substantially equivalent terms to all holders of Series A Preferred Stock at the time outstanding.

          (b) The provisions of this Section 14 may not be amended without the affirmative vote of the holders of a majority of the Series A Preferred Stock outstanding.

     15.  General Provisions.

          (a) The term "Person" as used herein means any corporation, partnership, trust, organization, association, or other entity or individual.

          (b) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Company or a subsidiary.

          (c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

          THIRD: The foregoing resolutions were duly adopted as of December 1, 1997, by all necessary action on the part of the Company.

Dated:  December 12, 1997             INTEGRATED ORTHOPAEDICS, INC.


                                      By: /s/ JEFF R. CASEY
                                         ---------------------------
                                         Jeff R. Casey,
                                         Senior Vice President

                                                                         ANNEX C

                               WARRANT AGREEMENT


     THIS WARRANT AGREEMENT is made and entered into as of December 12, 1997, by and among Integrated Orthopaedics, Inc., a corporation duly organized and validly existing under the laws of the State of Texas (the "Issuer"), FW Integrated Orthopaedics Investors, L.P., a Texas limited partnership, and FW Integrated Orthopaedics Investors II, L.P., a Texas limited partnership (each a "Purchaser" and together, the "Purchasers").

     WHEREAS, the Issuer and Purchasers and, for certain limited purposes, certain other parties have entered into a Securities Purchase Agreement, dated as of December 12, 1997 (the "Securities Purchase Agreement").

     WHEREAS, pursuant to the Securities Purchase Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer has agreed to issue Warrants (as hereinafter defined) to the Purchasers providing for the purchase of shares of Stock Units (as hereinafter defined) of the Issuer, in the manner hereinafter provided.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.  Definitions; Accounting Terms and Determinations.

     1.01 Definitions. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

     "Affiliate" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "Board" shall mean the Board of Directors of Issuer.

     "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in Houston, Texas are authorized or required by law to remain closed.

     "Closing Date" shall mean the date of the original issuance of the Warrants hereunder.

     "Commission" shall mean the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act and/or the Exchange Act.

     "Common Stock" shall mean the Common Stock of the Issuer, par value $0.001 per share, or any other common stock or other securities receivable thereon, or into which the Common Stock is convertible or exchangeable, as a result of any recapitalization, reclassification, merger or consolidation of, or disposition of assets by, the Issuer.

     "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controls" and "Controlled" shall have meanings correlative thereto.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Excluded Securities" shall mean, collectively, (i) the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, par value $.01 per share, of the Issuer (including additional shares of Series A Preferred Stock that have been heretofore issued or may be issued after the date hereof as a stock dividend on the Series A Preferred Stock), (ii) the shares of Common Stock issued or issuable by the Issuer in connection with the acquisition of Merritt Orthopedic Associates, P.C., Westside Orthopaedic Clinic, P.C., Lancaster Orthopedic Group, Inc., Longmont Orthopedic Sports Medicine Clinic, P.C., and Crossroads Orthopaedics, P.C., (iii) up to 1,682,582 shares of Common Stock issuable by the Company upon exercise of stock options to acquire shares of Common Stock that have been granted by the Company prior to the Original Issue Date, and (iv) up to 800,000 additional shares of Common Stock that may be issuable upon exercise of stock options that may be granted pursuant to the Company's 1997 Long Term Incentive Plan within the two year period after the Original Issue Date. For purposes of clause (iv) above, the first 800,000 stock option awards granted within such two year period shall be the shares included.

     "Exercise Price" shall have the meaning assigned to such term in the form of Warrant attached as Annex 1 hereto.

     "Expiration Date" shall have the meaning assigned to such terms in the form of the Warrant attached as Annex 1 hereto.

     "GAAP" shall mean generally accepted accounting principles, consistently applied throughout the specified period.

     "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory, monetary or administrative powers or functions of or pertaining to government.

     "Holder" shall mean any Person who acquires Warrants or Warrant Stock pursuant to the provisions of this Agreement, including any transferees of Warrants or Warrant Stock; provided, however, that a holder of Warrant Stock purchased pursuant to an effective registration statement or pursuant to Rule 144 shall not be deemed a Holder.

     "include" and "including" shall be construed as if followed by the phrase "without being limited to".

     "Issuer" shall have the meaning assigned to such term in the preamble of this Agreement.

     "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Option Plans" shall mean any employee stock option plan of the Issuer.

     "Other Equity Documents" shall mean the articles of incorporation of the Issuer, the by-laws of the Issuer and any Option Plan.

     "Person" shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Restricted Certificate" shall mean a certificate for Warrant Stock or Warrants required to bear the restrictive legend set forth in Section 4.03.

     "Restricted Securities" shall mean Restricted Warrant Stock and Restricted Warrants.

     "Restricted Warrant Stock" shall mean Warrant Stock evidenced by a Restricted Certificate.

     "Restricted Warrants" shall mean Warrants evidenced by a Restricted Certificate.

     "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

     "Rule 144A" shall mean Rule 144A promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Shareholder" shall mean any Person who directly or indirectly owns any shares of Common Stock (including Warrant Stock).

     "Stock Unit" shall mean one share of Common Stock, as such Common Stock is constituted on the date hereof, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property as shall result from the adjustments specified in Section 6.

     "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any company, partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of the Issuer.

     "Warrant Stock" shall mean all shares of Common Stock issuable from time to time upon exercise of the Warrant.

     "Warrant" and "Warrants" shall mean the Warrant issued by the Issuer pursuant to this Agreement, evidencing rights to purchase Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

     1.02 Accounting Terms and Determinations. Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holder hereunder shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise may be expressly provided herein) be made by application of GAAP.

     SECTION 2.  Purchase and Sale of Warrant.

     2.01 Authorization and Issuance of Warrant Stock and Warrants. The Issuer has authorized (a) the issuance of the Warrants evidenced by the warrant certificates in the form of Annex 1 hereto; and (b) the issuance of such number of shares of Warrant Stock as shall be necessary to permit the Issuer to comply with its obligations to issue shares of Warrant Stock pursuant to the Warrants.

     2.02 Issuance of the Warrant. In consideration of the execution and delivery of the Securities Purchase Agreement by Purchasers and for other good and valuable consideration:

          (a) the Issuer shall issue to the Purchasers the Warrants; and

          (b) the Issuer shall deliver to each of the Purchasers a single certificate for the Warrants, registered in the name of the respective Purchaser, except that if the Purchasers shall notify the Issuer in writing prior to such issuance that they desire certificates for Warrants to be issued in other denominations or registered in the name or names of any Affiliate, nominee or nominees of the Purchasers for its or their benefit, then the certificates for Warrants shall be issued to the Purchasers in the denominations and registered in the name or names specified in such notice.

     2.03 Securities Act Compliance. The Purchasers understand that the Issuer has not registered the Warrants or the Warrant Stock under the Securities Act or applicable state securities laws, and the Purchasers agree that neither the Warrants nor the Warrant Stock shall be sold or transferred or offered for sale or transfer without registration or qualification under the Securities Act or applicable state securities laws or the availability of an exemption therefrom, all as more fully provided in Section 4.

     SECTION 3. Representations and Warranties. The Issuer confirms that each of the representations and warranties contained in the Securities Purchase Agreement are true and correct as of the date hereof.

     SECTION 4.  Restrictions on Transferability.

     4.01 Transfers Generally. Except as otherwise provided in Section 5, the Restricted Securities shall be transferable only upon the conditions specified in this Section 4, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Restricted Securities.

     4.02 Transfers of Restricted Securities Pursuant to Registration Statements, Rule 144 and Rule 144A. The Restricted Securities may be offered or sold by the Holder thereof pursuant to (a) an effective registration statement under the Securities Act, (b) to the extent applicable, Rule 144 or Rule 144A or
(c) any other legally available means of transfer.

     4.03 Restrictive Legends.  Unless and until otherwise permitted by this
Section 4, the certificates for the Warrants issued under this Agreement, each certificate for any Warrants issued to any subsequent transferee of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 12, 1997 (THE "WARRANT AGREEMENT"), AMONG INTEGRATED ORTHOPAEDICS, INC., A TEXAS CORPORATION (THE "ISSUER"), FW INTEGRATED ORTHOPAEDICS INVESTORS, L.P., AND FW INTEGRATED ORTHOPAEDICS INVESTORS II, L.P., AS THE WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

     4.04 Termination of Restrictions.  All of the restrictions imposed by this
Section 4 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and applicable state securities laws and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold under and pursuant to paragraph (k) of Rule 144. Whenever the restriction imposed by this Section 4 shall terminate as to any Restricted Security as hereinabove provided, the Holder thereof shall be entitled to receive from the Issuer, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security.

     SECTION 5.  Dispositions of Securities.

     5.01 Dispositions of Securities.

          (a) Subject to compliance with the Securities Act, applicable state securities laws and the requirement as to placement of a legend on certificates for Restricted Securities specified in Section 4.03, this Warrant and all rights hereunder are transferable (subject to any restrictive legends hereon), in whole or in part, upon surrender of this Warrant to the Issuer, together with a written assignment of this Warrant duly executed by the Holder hereof or such Holder's agent or attorney. Such written assignment shall be in the form of the Assignment Form attached as Annex 2 hereto. Upon such surrender, the Issuer shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and the original Warrant shall promptly be canceled.

          (b) The Warrant may be exchanged for other Warrants of the same series upon presentation to the Issuer, together with a written notice specifying the denominations in which new Warrants are to be issued, signed by the Holder hereof. The Issuer shall execute and deliver a new Warrant or Warrants to the Holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Issuer shall pay all expenses, taxes (other than Federal, state or local income taxes) and other charges payable in connection with the preparation, issuance and delivery of the Warrants, including any transfer or exchange thereof.

          (c) The Issuer shall maintain books for the registration and transfer of the Warrants, and shall allow each Holder to inspect such books at such reasonable times as such Holder shall request.

     SECTION 6.  Adjustments.

     6.01 Dividends, Distributions and Purchases.

          (a) If the Issuer shall pay or distribute during any calendar quarter any cash dividend to holders of its Common Stock in excess of 0.75% of the market price of its Common Stock immediately prior to the declaration of such dividend, then (at the sole option of the Holder) either (i) the per share Exercise Price shall be adjusted downward by the per share amount of such dividend or (ii) the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to the payment of such dividend by a fraction (A) the numerator of which shall be equal to the per share Exercise Price immediately prior to the payment of such dividend and (B) the denominator of which shall be equal to the per share Exercise Price as determined in clause (i) of this Section 6.01(a);

          (b) If at any time the Issuer shall pay any dividend or make any other distribution to holders of its Common Stock of any evidence of indebtedness or other property of any nature whatsoever (other than as provided in Sections 6.01(a), 6.02, 6.03(i)(A) and 6.04(i)(A) hereof), the Issuer shall at the same time pay or distribute to each Holder of Warrants that are by their terms then exercisable (whether or not such Holder exercises such Warrants) the evidence of indebtedness or other property such Holder would have been entitled to receive if such Holder had exercised such Warrants immediately prior to the record date for such dividend or distribution; and

          (c) If at any time the Issuer shall propose to purchase or redeem any shares of its Common Stock owned by any of its Affiliates for cash, evidence of indebtedness or other property of any nature whatsoever, the Issuer shall deliver to each Holder of Warrants that are by their terms then exercisable or shares of Warrant Stock a notice of such proposed purchase or redemption, and each such Holder shall, at its option, have the right to require the Issuer to at the same time purchase or redeem Warrants that are by their terms then exercisable and shares of Warrant Stock owned by such Holder, pro-rata based on the number of shares of such other Common Stock to be so purchased or redeemed, on the same terms and conditions as the proposed purchase or redemption of such other Common Stock and for the same consideration per Warrant or share of Warrant Stock, as the case may be, as is paid to the holders of such other Common Stock for each share of Common Stock so redeemed or purchased, minus, in the case of Warrants, the exercise price of the Warrants to be so purchased or redeemed.

     6.02 Subdivisions and Combinations.  If at any time the Issuer shall:

          (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of Common Stock;

          (b) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

          (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then immediately after the occurrence of any such event the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted so as to equal the number of shares of Warrant Stock that such Holder would have been entitled to receive if such Holder had exercised the Warrant immediately prior to the occurrence of such event.

     6.03 Issuance of Common Stock. In case at any time the Issuer (i)(A) shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase shares of any class or series of Common Stock or (B) shall otherwise sell or issue such securities and (ii) the consideration per share of Common Stock to be paid upon such issuance or subscription is less than the Exercise Price on such record date, then (at the sole option of the Holder) either:

          (x) the Exercise Price shall be adjusted to be that price determined by dividing (i) an amount equal to the sum of (A) the product of (1) the number of shares of Common Stock outstanding immediately before such issuance, distribution, subscription or purchase and (2) the then existing Exercise Price plus (B) the aggregate consideration, if any, received by the Issuer upon such issuance for the total number of shares of Common Stock to be issued, distributed, subscribed for or purchased, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance, distribution, subscription or purchase; or

          (y) the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to such record date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of (A) the number of shares of Common Stock outstanding after giving effect to such issuance, distribution, subscription or purchase and (B) the Exercise Price determined immediately before such record date and (ii) the denominator of which shall be equal to the sum of (A) the product of (1) the number of shares of Common Stock outstanding immediately before such record date and (2) the Exercise Price determined immediately before such record date and (B) the aggregate consideration to be received by the Issuer for the total number of shares of Common Stock to be issued, distributed, subscribed for or purchased.

Aggregate consideration for purposes of this Section 6.03 shall be determined as follows: In case any shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any shares of Common Stock shall be issued or sold for a consideration other than cash payable to the Issuer, the consideration received therefor shall be deemed to be the fair value of such consideration as determined by the Board, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Issuer in connection therewith. In case any shares of Common Stock shall be issued in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such shares of Common Stock.

     6.04 Issuance of other Securities, Rights or Obligation. In case at any time the Issuer (i)(A) shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase options to purchase or rights to subscribe for Common Stock or security directly or indirectly convertible into or exchangeable for Common Stock (or options or rights with respect to such securities) or (B) shall otherwise issue or sell any such options, rights or securities and (ii) the consideration per share for which Common Stock is deliverable upon exercise of such options or rights or conversion or exchange of such securities (determined by dividing (x) the total amount received or receivable by the Issuer in consideration of the issuance of or subscription for such options, rights or securities, plus the minimum aggregate amount of premiums (if any) payable to the Issuer upon such exercise, conversion or exchange, by (y) the total maximum number of shares of Common Stock necessary to effect the exercise, conversion or exchange of all such options, rights or securities) shall be less than the Exercise Price on such record date or sale or issuance date, as the case may be, then the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to such date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of (A) the total maximum number of shares of Common Stock outstanding after giving effect to the assumed exercise or conversion of all such options, rights or securities and (B) the Exercise Price determined immediately before such date and (ii) the denominator of which shall be equal to the sum of (A) the product of (l) the number of shares of Common Stock outstanding immediately before such date and (2) the Exercise Price determined immediately before such date and (B) the aggregate consideration per share (determined as set forth in subsection
(ii)(x) and (y) above) for which Common Stock is deliverable upon exercise, conversion or exchange of such options, rights or securities; provided, however, that this Section 6.04 shall not apply to the issuance of Excluded Securities. Aggregate consideration for purposes of the immediately preceding clause (B) shall be determined as follows: In case any options, rights or convertible or exchangeable securities (or options or rights with respect thereto) shall be issued or sold, or exercisable, convertible or exchangeable for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer (determined as set forth in subsection (ii)(x) and (y) above) therefor, after deduction therefrom of any expense incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any such options, rights or securities shall be issued or sold, or exercisable, convertible or exchangeable for a consideration other than cash payable to the Issuer, the consideration received therefor (determined as set forth in subsection (ii)(x) and (y) above) shall be deemed to be the fair value of such consideration as determined by the Board, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Issuer in connection therewith. In case any such options, rights or securities shall be issued or sold, or excisable, convertible or exchangeable in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such options, rights or securities.

     6.05 Superseding Adjustment. If, at any time after any adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall have been made on the basis of the issuance of any options or rights, or convertible or exchangeable securities (or options or rights with respect to such securities) pursuant to Section 6.04 hereof:

          (a) the options or rights shall expire prior to exercise or the right to convert or exchange any such securities shall terminate; or

          (b) the consideration per share for which shares of Common Stock are issuable pursuant to the terms of such options or rights or convertible or exchangeable securities shall be increased or decreased, other than under or by reason of provisions designed to protect against dilution;

such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such options or rights or convertible or exchangeable securities with respect to shares of Common Stock on the basis of

          (A) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such options, rights or securities as having been issued on the date or dates of such exercise, conversion or exchange and for the consideration actually received and receivable therefore, and

          (B) treating any such options, rights or securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per share for which shares of Common Stock are issuable upon exercise, conversion or exchange of such options, rights or securities.

To the extent called for by the foregoing provisions of this Section 6.05 on the basis aforesaid, a new adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall be made, determined using the Exercise Price used at the time of the original determination, which new adjustment shall supersede the previous adjustment so rescinded and annulled. If the exercise, conversion or exchange price provided for in any such option, right or security shall decrease at any time under or by reason of provisions designed to protect against dilution, then in the case of the delivery of shares of Common Stock upon the exercise, conversion or exchange of any such option, right or security, the Stock Unit purchasable upon the exercise of a Warrant shall forthwith be adjusted in the manner which would have obtained had the adjustment made upon issuance of such option, right or security been made upon the basis of the issuance of (and the aggregate consideration received for) the shares of Common Stock delivered as aforesaid.

     6.06 Other Provisions Applicable to Adjustments under this Section 6. The following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Stock comprising a Stock Unit:

          (a) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Issuer shall be deemed to be an issuance thereof for purpose of this Section 6.

          (b) In computing adjustments under this Section 6, fractional interest in Common Stock shall be taken into account to the nearest one-thousandth of a share.

          (c) If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     6.07 Merger, Consolidation or Disposition of Assets. If the Issuer shall merge or consolidate with another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another corporation and pursuant to the terms of such merger, consolidation or disposition of assets, cash, shares of common stock or other securities of the successor or acquiring corporation, or property of any nature is to be received by or distributed to the holders of Common Stock of the Issuer, then each Holder of Warrants that are by their terms then exercisable shall, at such Holder's election, have the right to receive (whether or not such Holder exercises such Warrants) the amount it would have been entitled to receive if such Holder had exercised such Warrants immediately prior to the occurrence of such merger, consolidation or disposition of assets, net of the Exercise Price of such Warrants, and shall thereupon be deemed to have exercised such Warrants. In case of any such merger, consolidation or disposition of assets in which the foregoing election is not made, the successor or acquiring corporation (and any affiliate thereof issuing securities) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Issuer and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board and reasonably acceptable to the Holders of a majority in interest of the Warrants) in order to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section. The foregoing provisions shall similarly apply to successive mergers, consolidations and dispositions of assets.

     6.08 Other Action Affecting Common Stock. If at any time or from time to time the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections of this Section 6 or an action taken in the ordinary course of the Issuer's business and consistent with past practice, then, unless in the reasonable opinion of the Board such action will not have a material adverse effect upon the rights of the Holders of the Warrant, the terms of the Warrant shall be adjusted in such manner and at such time as the Board shall in good faith determine to be equitable in the circumstances, but no such adjustment shall decrease the number of shares of Warrant Stock comprising a Stock Unit.

     6.09 Notice of Adjustments. Whenever the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted pursuant to this Agreement, the Issuer shall forthwith obtain a certificate signed by the Issuer's chief financial officer (or, if a majority in interest of the Holders so request after delivery of a certificate from the chief financial officer, signed by a firm of independent accountants of recognized national standing selected by the Issuer), setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the number of shares of Warrant Stock comprising a Stock Unit, after giving effect to such adjustment or change. The Issuer shall promptly cause a signed copy of such certificate to be delivered to each Holder. The Issuer shall keep at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of Warrants designated by the registered Holder hereof.

     6.10 Notice of Certain Corporate Action. If the Issuer shall propose (i) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock; (ii) to offer to the holders of its Common Stock rights to subscribe for or to purchase any additional shares of Common Stock (or options or rights with respect thereto); (iii) to effect any reclassification of its Common Stock; (iv) to otherwise issue any Common Stock or other securities, excluding the issuance, conversion, exercise or exchange of Excluded Securities; (v) to effect any capital reorganization, excluding the issuance, conversion, exercise or exchange of Excluded Securities; (vi) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its assets; or (vii) to effect the liquidation, dissolution or winding up of the Issuer, then, in each such case, the Issuer shall give to each Holder of Warrants a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or right offer, or the date on which such reclassification, issuance, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, and the number of shares of Warrant Stock which will comprise a Stock Unit after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

     SECTION 7.  Holders' Rights.

     7.01 Delivery Expenses. If any Holder surrenders any certificate for Warrants or Warrant Stock to the Issuer or a transfer agent of the Issuer for exchange for instruments of other denominations or registered in another name or names, the Issuer shall cause such new instruments to be issued and shall pay the cost of delivering to such Holder from the Issuer or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

     7.02 Taxes. The Issuer shall pay all taxes (other than Federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Warrants and Warrant Stock hereunder or in connection with any modification of this Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Issuer under this Section 7.02 shall survive any redemption, repurchase or acquisition of Warrants or Warrant Stock by the Issuer, any termination of this Agreement, and any cancellation or termination of the Warrants.

     7.03 Replacement of Instruments. Upon receipt by the Issuer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Stock, and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, provided that, if the Common Stock is not at the time publicly traded and the owner of the same is either of the Purchasers or an institutional lender or investor, its or their own agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender or cancellation thereof, at its expense, the Issuer, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

     SECTION 8. Other Covenants of Issuer. The Issuer agrees with each Holder that, so long as any of the Warrants and/or Warrant Stock shall be outstanding:

     8.01 Restrictions on Performance. The Issuer shall not at any time enter into an agreement or other instrument limiting in any manner its ability to perform its obligations under this Agreement or the Warrants, or making such performance or the issuance of Warrant Stock upon the exercise of any Warrant a default under any such agreement or instrument.

     8.02 Modification of Other Equity Documents. The Issuer shall not amend or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in any manner which would have an adverse effect on the Warrant Stock Holders, in each case without the prior written consent of the Holders of two-thirds of the Warrant Stock issued or issuable upon exercise of the Warrants. Without limiting the generality of the foregoing, the Issuer shall not amend, or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in a way which would (i) restrict the transferability of the Warrants and the Warrant Stock, (ii) restrict the transferability of the rights of any Holder in this Agreement to any transferee of all or a portion of such Holder's Warrants and/or Warrant Stock or (iii) require any consent or other approval of any Person to the exercise of the Warrants by any Holder or the issuance of Warrant Stock upon such exercise or the admission of such Holder as a shareholder of the Issuer upon such exercise.

     SECTION 9.  Miscellaneous.

     9.01 Home Office Payment. Notwithstanding anything to the contrary in this Agreement or the Warrants, so long as either of the Purchasers or any nominee designated by either of them shall be a Holder, the Issuer shall punctually pay all amounts which become due and payable with respect to any Warrant or Warrant Stock to such Purchasers at the addresses registered on the books of the Issuer maintained for such purpose, or at such other place and in such manner as such Purchasers may designate by notice to the Issuer, without presentation or surrender of such Warrants or the making of any notation thereon. Each Purchaser agrees that prior to the sale, transfer or other disposition of a part of any Warrant, it will make notation thereon of the number of shares of Warrant Stock covered by the part of the Warrant sold, transferred or disposed, or surrender the same in exchange for a Warrant covering the number of shares of Warrant Stock remaining on the Warrant so surrendered. The Issuer agrees that the provisions of this Section 9.01 shall inure to the benefit of any other Holder registered on the books of the Issuer.

     9.02 Waiver.   No failure on the part of any Purchaser to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Warrants shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Warrant preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     9.03 Notices.

          (a) All notices, requests and other communications provided for herein and the Warrants (including any waivers or consents under this Agreement and the Warrants) shall be given or made in writing,

               (i)    if to the Issuer:

                      Address for Notices:

                      Integrated Orthopaedics, Inc.
                      5858 Westheimer, Suite 500
                      Houston, Texas  77057
                      Attention: Chief Executive Officer
                      Fax No.: (713) 339-2858

               (ii) if to Purchasers or any other Person who is the registered Holder of any Warrants or Warrant Stock, to the address for such Holder as it appears in the stock or warrant ledger of the Issuer;

or, in the case of any Holder, at such other address as shall be designated by such party in a notice to the Issuer; or, in the case of the Issuer, at such other address as the Issuer may designate in a notice to the Purchasers and all other Holders.

     (b) All such notices, requests and other communications shall be: (i) personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid, in each case given or addressed as aforesaid; and (ii) effective upon-receipt.


     9.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Issuer and the Holders of two-thirds of the Warrant Stock issued or issuable upon exercise of the Warrants; provided, however, that (a) the consent of the Holders of any Warrant Stock or Warrants shall not be required with respect to any amendment or waiver which does not affect the rights or benefits of such class under this Agreement and (b) no such amendment or waiver shall, without the written consent of all Holders of such Warrant Stock and Warrants at the time outstanding, amend this Section 9.04.

     9.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     9.06 Survival. All representations and warranties made by the Issuer herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Purchasers and shall survive the issuance of the Warrants or the Warrant Stock regardless of any investigation made by or on behalf of the Purchasers. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the Issuer hereunder.

     9.07 Specific Performance. Damages in the event of a breach of this Agreement by a Holder or the Issuer would be difficult, if not impossible, to ascertain and it is therefore agreed that each Holder and the Issuer, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each Holder and the Issuer hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude the Holders or the Issuer from pursuing any other rights and remedies at law or in equity which the Holders or the Issuer may have.

     9.08 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     9.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

     9.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Texas without giving effect to the conflicts of law principles thereof.

     9.11 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in all force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal invalid or unenforceable provision as may be possible.

     9.12 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and together with the Warrants contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Agreement as of the date first above written.

                              INTEGRATED ORTHOPAEDICS, INC.



                              By: /s/ Ronald E. Pierce
                                 --------------------------------------------
                              Name:  Ronald E. Pierce
                                   ------------------------------------------
                              Title:  President
                                    -----------------------------------------


                              FW INTEGRATED ORTHOPAEDICS, L.P.


                              By:   GROUP 31, INC.,
                                    its General Partner

                                    By:  /s/ Scott J. Hancock
                                       --------------------------------------
                                     Name:  Scott J. Hancock
                                          -----------------------------------
                                     Title:  Vice President & Ass't Secretary
                                           ----------------------------------

                              FW INTEGRATED ORTHOPAEDICS INVESTORS II, L.P.

                              By:   FW GROUP GENPAR, INC.,
                                    its General Partner

                                    By:  /s/ Scott J. Hancock
                                       --------------------------------------
                                     Name:  Scott J. Hancock
                                          -----------------------------------
                                     Title:  Vice President & Ass't Secretary

                                                                         Annex 1
                                                                              To
                                                               Warrant Agreement

                               [Form of Warrant]


THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 12, 1997 (THE "WARRANT AGREEMENT"), AMONG INTEGRATED ORTHOPAEDICS, INC., A TEXAS CORPORATION (THE "ISSUER"), FW INTEGRATED ORTHOPAEDICS INVESTORS, L.P., AND FW INTEGRATED ORTHOPAEDICS INVESTORS II, L.P., AS THE WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

Number of
Stock Units: _____________                              Warrant No. ________

                                    WARRANT

                          to Purchase Common Stock of

                         INTEGRATED ORTHOPAEDICS, INC.

     THIS IS TO CERTIFY THAT ___________________________________, or its
registered assigns (the "Holder"), is entitled to purchase ______ Stock Units at the Exercise Price (as defined below), in whole or in part, from time to time from Integrated Orthopaedics, Inc., a Texas corporation (the "Issuer"), at any time on and after July 1, 2000, but not later than 5:00 p.m., Houston time, on the Expiration Date (as defined below), subject to the terms and conditions hereinbelow provided. All capitalized terms unless otherwise defined herein shall have the meanings set forth in the Warrant Agreement. "Exercise Price" per share of Warrant Stock shall mean $8.00; provided, however, that, upon receipt of the requisite vote of the holders of Common Stock approving the following adjustment, the Exercise Price shall be the lesser of (i) $8.00, (ii) the average closing sales price of the Common Stock for the twenty trading days immediately prior to the Closing Date, (iii) the average closing sales price of the Common Stock for the twenty trading days immediately following the Closing Date, (iv) the average closing sales price of the Common Stock for the twenty trading days immediately following public disclosure of the Issuer's earnings for calendar 1998 and (v) the average closing sales price of the Common Stock for the twenty trading days immediately following public disclosure of the Issuer's earnings for calendar 1999. "Expiration Date" shall mean the fifth anniversary of the date on which this Warrant first becomes exercisable for Warrant Stock; provided, however, that the Issuer shall provide written notice to the Holder at least ten days before the Expiration Date (but no more than 30 days before the Expiration Date) informing the Holder that this Warrant is subject to this expiration provision; provided further that if no such notice is provided as contemplated by the immediately preceding proviso, the Expiration Date shall mean the date which is ten days after Holder's receipt of such notice. The number of Stock Units that this Warrant is exercisable for may be reduced in accordance with Schedule B hereto based on the Issuer's Revenue and EBITDA (each as defined below) for calendar years 1998 and 1999. "Revenue" shall mean accrual based gross clinic revenues less provisions for doubtful accounts, contractual adjustments and amounts retained by physician groups, which shall be audited by the Issuer's auditors in the course of their annual audit, consistent with past practices. "EBITDA" shall mean Revenue less all expenses except interest, taxes, depreciation and amortization. For purpose of calculating Revenue and EBITDA herein, any Revenue or EBITDA attributable to businesses other than the provision of professional medical services and ancillary services by Physician Practice Groups (as defined below) shall be excluded from such calculation. "Physician Practice Groups" are defined as (i) physicians and groups of physicians engaged in, and professional medical corporations and other entities employing or engaging physicians for, the provision of medical services and that have a management or similar relationship with the Issuer or a Subsidiary of the Issuer and (ii) physician practice management companies acquired by the Issuer or any of its Subsidiaries. (In connection with any acquisition consummated by the Issuer subsequent to the Closing Date, the acquired business will be considered a Physician Practice Group for purposes of this Warrant unless the Purchasers shall object to such designation. If the Issuer and the Purchasers are unable to agree upon a designation with respect to an acquisition, the Board of Directors of the Issuer shall submit the issue for resolution to a special committee consisting of independent accountants and independent directors created by the Board of Directors of the Issuer. The determination of the special committee shall be final and binding upon the Issuer and Purchasers.)

     Notwithstanding any other provision herein, upon a Change of Control (as defined below), this Warrant shall immediately become exercisable, in whole or in part, from time to time, at any time prior to the Expiration Date. "Change of Control" is defined as (i) the acquisition by another person or group of persons of 35% or more of the outstanding shares of Common Stock of the Issuer (other than through a merger, consolidation or business combination with another physician practice management company approved by the Purchasers), (ii) a majority change in the Board of Directors over a twelve month period, (iii) a merger, consolidation, or other similar transaction with another entity in which the Issuer is not the surviving entity or in which the Issuer's shareholders do not own a majority of the shares in the combined entity or (iv) a sale of all or substantially all of the Issuer's assets.

     The Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by delivering to the Issuer:

     (a) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased (the "Exercise Notice");

     (b) payment of the aggregate Exercise Price for the number of Stock Units as to which this Warrant is being exercised (payable as set forth below); and

     (c)  this Warrant.

     The Exercise Price shall be payable (a) in cash or by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to the account of the Issuer or (b) by delivery of this Warrant Certificate to the Issuer for cancellation in accordance with the following formula: in exchange for each share of Warrant Stock issuable on exercise of each Warrant represented by this Warrant Certificate that is being exercised, the Holder shall receive such number of shares of Warrant Stock as is equal to the product of (i) the number of shares of Warrant Stock issuable upon exercise of the Warrants being exercised at such time multiplied by (ii) a fraction, the numerator or which is the fair market value per share of Warrant Stock at such time minus the Exercise Price per share of Warrant Stock at such time, and the denominator of which is the fair market value per share of Warrant Stock at such time. Such Exercise Notice shall be substantially in the form of Schedule A hereto. Upon receipt thereof, the Issuer shall, as promptly as practicable and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of Warrant Stock and other securities issuable upon such exercise and any other property to which such Holder is entitled.

     The certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of the Holder or such other name or names as shall be designated in such Exercise Notice. Such certificate or certificates shall be deemed to have been issued and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of Warrant Stock, including, to the extent permitted by law, the right to vote Warrant Stock or to consent or to receive notice as a Shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Issuer as aforesaid, and all taxes required to be paid by the Holder, if any, pursuant to the Warrant Agreement, prior to the issuance of Warrant Stock have been paid. If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of the certificate or certificates representing Warrant Stock and other securities, execute and deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

     The Issuer shall not be required to issue a fractional amount of Warrant Stock upon exercise of this Warrant. As to any fraction of a share of Warrant Stock which the Holder would otherwise be entitled to purchase upon such exercise the Issuer shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the fair market value per share of Warrant Stock on the date of exercise.

     THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the Issuer has duly executed this Warrant.

Dated:

                                      INTEGRATED ORTHOPAEDICS, INC.


                                      By:_________________________________
                                      Name:_______________________________
                                      Title:______________________________
Attest:

__________________________________
Secretary

                                                                      Schedule A
                                                                              to
                                                                         Warrant

                                FORM OF EXERCISE

                (To be executed by the registered Holder hereof)

     The undersigned registered owner of this Warrant irrevocably [exercises this Warrant for the purchase of _______ Stock Units of INTEGRATED ORTHOPAEDICS, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant], [exchanges this Warrant for _______ Stock Units of INTEGRATED ORTHOPAEDICS, INC., all on the terms and conditions specified in this Warrant,] and requests that certificates for the shares of Warrant Stock be issued in accordance with the instructions given below, and, if such Stock Units shall not include all of the Stock Units to which the Holder is entitled under this Warrant, that a new Warrant of like tenor and date for the unpurchased balance of the Stock Units issuable hereunder be delivered to the undersigned.

Dated:__________________________

                                   ___________________________________________
                                   (Signature of Registered Holder)


Instructions for issuance and
registration of Warrant Stock:


____________________________________
Name of Registered Holder
(please print)

Social Security or Other Identifying
Number:_____________________________

Please deliver certificate to
the following address:


____________________________________
          Street


____________________________________
City, State and Zip Code

                                                                      Schedule B
                                                                              to
                                                                         Warrant


                              EXPIRATION SCHEDULE


     The following expiration schedule is for all Warrants issued pursuant to the Warrant Agreement. If more that one Warrant is issued pursuant thereto, the number of Stock Units Expiring below shall be adjusted in each Warrant pro rata among the several Warrants issued.

     Actual 1998 Revenue(1)                   Stock Units Expiring
     -------------------                      --------------------

     $48.1 million or less                    none

     More than $48.1 million but              *
     less than $51.3 million

     $51.3 million or more                    1,250,000
     -------------------
     * One Stock Unit shall expire for every $2.56 of Revenue in excess of $48.1 million, but in no event shall more than 1,250,000 Stock Units expire.


     Actual 1998 EBITDA(1)                    Stock Units Expiring
     ------------------                       --------------------

     $7.6 million or less                     none

     More than $7.6 million but               *
     less than $8.1 million

     $8.1 million or more                     1,250,000
     -------------------
     * One Stock Unit shall expire for every $0.40 of EBITDA in excess of $7.6 million, but in no event shall more than 1,250,000 Stock Units expire.


     Actual 1999 Revenue(2)                   Stock Units Expiring
     -------------------                      --------------------

     $115.5 million or less                   none

     More than $115.5 million but             *
     less than $138.7 million

     $138.7 million or more                   1,250,000
     -------------------
     * One Stock Unit shall expire for every $18.56 of Revenue in excess of $115.5 million, but in no event shall more than 1,250,000 Stock Units expire.

     Actual 1999 EBITDA(2)                    Stock Units Expiring
     ------------------                       --------------------

     $22.5 million or less                    none

     More than $22.5 million but              *
     less than $26.9 million

     $26.9 million or more                    1,250,000
      -------------------
     * One Stock Unit shall expire for every $3.52 of EBITDA in excess of $22.5 million, but in no event shall more than 1,250,000 Stock Units expire.

----------------------------
(1) As determined after application of Positive Carryback or Negative Carryback (as such terms are defined below).

(2) As determined after application of Positive Carryforward or Negative Carryforward (as such terms are defined below).

For purposes of calculating expired Stock Units pursuant to the foregoing tables, the following provisions shall apply:

     (a) if 1998 Revenue is greater than $51.3 million or 1998 EBITDA is greater than $8.1 million, the amount of such overage shall be carried forward (a "Positive Carryforward") and added to 1999 Revenue or 1999 EBITDA, as the case may be;

     (b) if 1998 Revenue is less than $48.1 million or 1998 EBITDA is less than $7.6 million, the amount of such shortfall shall be carried forward (a "Negative Carryforward") and subtracted from 1999 Revenue or 1999 EBITDA, as the case may be;

     (c) if 1999 Revenue is greater than $138.7 million or 1999 EBITDA is greater than $26.9 million, the amount of such overage shall be carried back (a "Positive Carryback") and added to 1998 Revenue or 1998 EBITDA, as the case may be; and

     (d) if 1999 Revenue is less than $115.5 million or 1998 EBITDA is less than $22.5 million, the amount of such shortfall shall be carried back (a "Negative Carryback") and subtracted from 1998 Revenue or 1998 EBITDA, as the case may be.

          Expiring Warrants for all periods pursuant to the foregoing tables may be determined only after the Issuer's audited financial statements for the year ended December 31, 1999 are delivered because of the impact of Positive Carrybacks or Negative Carrybacks.

                                                                         Annex 2
                                                                              To
                                                               Warrant Agreement

                               FORM OF ASSIGNMENT

                (To be executed by the registered Holder hereof)


     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undesigned under this Warrant with respect to the number of shares of Warrant Stock covered thereby set forth hereinbelow unto:

                                                           Number of Shares
Name of Assignee               Address                     of Warrant Stock
--------------------------------------------------------------------------------







Dated:_____________

                              ____________________________________________
                              Signature of Registered Holder



                              ____________________________________________
                              Name of Registered Holder
                              (Please Print)

Witness:
_____________________

                         INTEGRATED ORTHOPAEDICS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Ronald E. Pierce and Jeff R. Casey, each with full power of substitution, as proxies and authorizes each of them, acting individually, to vote as designated below, all shares of Common Stock, Series A Cumulative Convertible Preferred Stock and Series B Convertible, Non-Redeemable Preferred Stock (the "Series B Preferred") of Integrated Orthopaedics, Inc. (the "Company") owned by the undersigned at the Special Meeting of Shareholders of the Company to be held at the Company's corporate offices at 5858 Westheimer, Suite 500, Wednesday, February 11, 1998, at 9:00 a.m. (local time) in Houston, Texas, or any adjournment thereof.

  The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that said attorneys, agents, proxies, the substitutes or any of them may lawfully do by virtue hereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. Adoption of 1997 Long Term Incentive Plan.

                  [_] FOR       [_] AGAINST       [_] ABSTAIN

2. Approval of adjustment of the conversion price and exercise price terms of the Series B Preferred and Warrants.

                  [_] FOR       [_] AGAINST       [_] ABSTAIN

3. In their discretion, the proxies are authorized to vote as they deem appropriate upon any other matter that properly may come before the meeting or any adjournment thereof.

                         (Please sign on reverse side)
  This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. If more than one of the proxies designated hereby shall be present in person or by substitution at the Special Meeting, or at any adjournment thereof, the majority of said proxies present and voting, either in person or by substitution, shall exercise all the powers herein given.

                                   ____________________________________________
                                   ____________________________________________

                                   DATED: , 1998
                                   Please date, sign exactly as your name
                                   appears hereon and mail this proxy card in the enclosed envelope. No postage is required. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a partnership, this proxy should be signed in the partnership name by an authorized person. If executed by a corporation, this proxy should be signed by a duly authorized officer.
                                   [_] Please check this box if you plan on
                                    attending the Special Meeting.

                IMPORTANT: COMPLETE APPROPRIATE FORM ON REVERSE